UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23344 and 811-23343

Name of Fund:	BlackRock Funds VI
BlackRock Advantage CoreAlpha Bond Fund

Master Investment Portfolio II
Advantage CoreAlpha Bond Master Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds VI and
Master Investment Portfolio II, 50 Hudson Yards, New York, NY 10001

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2023

Date of reporting period: 12/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2023

2023 Annual Report

BlackRock Funds VI

●	BlackRock Advantage CoreAlpha Bond Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended December 31, 2023. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the year before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies and small-capitalization U.S. stocks also advanced. Meanwhile, international developed market equities and emerging market stocks posted solid gains.

The 10-year U.S. Treasury yield ended 2023 where it began despite an eventful year that saw significant moves in bond markets. Overall, U.S. Treasuries gained as investors began to anticipate looser financial conditions. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12-month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

We believe developed market equities have priced in an optimistic scenario for rate cuts, which we view as premature, so we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	8.04%	26.29%
U.S. small cap equities (Russell 2000® Index)	8.18	16.93
International equities (MSCI Europe, Australasia, Far East Index)	5.88	18.24
Emerging market equities (MSCI Emerging Markets Index)	4.71	9.83
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.70	5.02
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.11	2.83
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.37	5.53
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	3.63	6.40
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.65	13.44

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2023	BlackRock Advantage CoreAlpha Bond Fund

Investment Objective

BlackRock Advantage CoreAlpha Bond Fund’s (the “Fund”) investment objective is to seek to provide a combination of income and capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2023, all of the Fund’s share classes underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”).

The Fund invests all of its assets in the Advantage CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio II.

What factors influenced performance?

Global interest rate strategies were the primary detractor from performance relative to the benchmark due to the Fund’s positioning along government yield curves and duration-neutral cross-market strategy. The Fund’s stance with respect to U.S. interest rates also detracted due to positioning along the U.S. Treasury yield curve.

The Fund’s asset allocation proved additive as a result of overweight positioning in both securitized credit and high yield corporate bonds. The Fund’s tactical shifting of asset class weights during the period also contributed positively. Pool selection within residential mortgage-backed securities added to performance as well.

The Master Portfolio held derivatives during the period. Futures are commonly used for strategic day-to-day interest rate hedging, tactically expressing relative value curve strategies, and duration hedging. The use of derivatives marginally detracted from performance.

The Fund’s cash position averaged approximately 9.1% over the period as the Fund maintained an allocation to Treasury bills given the inverted yield curve and attractive front-end yields. Cash holdings did not have a material impact on the Fund’s return for the period.

Describe recent portfolio activity.

The first half of the reporting period saw a continued environment of elevated macro uncertainty, exacerbated by a banking crisis in the first quarter of 2023 and U.S. government debt ceiling concerns in the second quarter. The collapse of certain banks as a result of the rapid rate hikes by the Fed in 2022 and the stalemate over raising the debt ceiling before the eventual resolution led to increased volatility. Given some signs of cracks in the financial system and moderating economic data, the Fed decided to pause its cycle of rate hikes at the June 2023 meeting while it assessed the implications of incoming data. Leading indicators were pointing to recession even as labor markets remained robust along with consumer and corporate balance sheets. Against this backdrop of mixed signals, the Fund maintained modestly overweight exposure to credit sectors offering attractive incremental income including investment grade corporate bonds, mortgage-backed securities, auto loans within asset-backed securities and credit risk transfer securities. The Fund also maintained a higher allocation to Treasury bills given the inverted yield curve and attractive front end yields.

As the third quarter of 2023 progressed, given increased confidence in the disinflationary and soft landing narratives, the Fund continued to implement carry-based insights, driving a continued overweight to investment grade corporate bonds and an increased allocation to high yield corporates. The Fund also increased its short duration position, benefiting performance as rates spiked in September 2023 on a rally in oil prices and hawkish Fed messaging. As the consumer continued to hold up well, the Fund maintained its exposure to securitized credit by reinvesting cash into subprime auto and credit risk transfer securities.

The year concluded with a strong fourth quarter as markets rallied on optimism around a soft landing and hopes for the end of the Fed’s hiking cycle and the beginning of rate cuts in 2024. The decision to be strategically and tactically overweight risk and tactically long duration contributed to the Fund’s performance over the quarter. While remaining overweight risk, the Fund began to trim its overweight to high yield corporate bonds in favor of longer duration investment grade corporates while maintaining its securitized credit exposure.

Describe portfolio positioning at period end.

The Fund remained overweight risk broadly with overweight allocations to spread sectors including investment grade corporate bonds and high yield corporate bonds. The Fund also maintained long exposure to securitized credit with a focus on credit risk transfer securities and auto loans within asset-backed securities. The Fund’s stance with respect to duration and corresponding interest rate sensitivity was slightly above benchmark at period end.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock Advantage CoreAlpha Bond Fund

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests, under normal circumstances, at least 80% the value of the Master Portfolio’s net assets, plus the amount of any borrowing for investment purposes, in bonds. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock CoreAlpha Bond Fund (the “Predecessor Fund”), a series of BlackRock Funds III, through a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

(c)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Performance

			Average Annual Total Returns(a)

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	4.02%	4.01%	5.41%	N/A	1.12%	N/A	1.87%	N/A
Investor A	3.62	3.61	5.15	0.94%	0.87	0.05%	1.57	1.16%
Investor C	3.04	3.03	4.36	3.36	0.14	0.14	0.98	0.98
Class K	4.07	4.01	5.46	N/A	1.20	N/A	1.94	N/A

Bloomberg U.S. Aggregate Bond Index	—	—	5.53	N/A	1.10	N/A	1.81	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock CoreAlpha Bond Fund (the “Predecessor Fund”), a series of BlackRock Funds III, through a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

		Actual			Hypothetical 5% Return

	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,035.00	$ 1.53		$ 1,000.00	$ 1,023.70	$ 1.52		0.30%
Investor A	1,000.00	1,033.70	2.82		1,000.00	1,022.43	2.80		0.55
Investor C	1,000.00	1,029.80	6.66		1,000.00	1,018.65	6.62		1.30
Class K	1,000.00	1,035.20	1.28		1,000.00	1,023.95	1.27		0.25

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	BlackRock Advantage CoreAlpha Bond Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Prior to March 28, 2016 for Class K Shares, the performance of the class is based on the returns of a series of Master Investment Portfolio, adjusted to reflect the estimated annual fund fees and operating expenses of the respective share class of the Predecessor Fund.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments	BlackRock Advantage CoreAlpha Bond Fund

The Advantage CoreAlpha Bond Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Master Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Statement of Assets and Liabilities

December 31, 2023

BlackRock Advantage CoreAlpha Bond Fund

ASSETS
Investments, at value — Master Portfolio	$718,784,647
Receivables:
Capital shares sold	766,203
From the Administrator	2,228
Withdrawals from the Master Portfolio	2,004,792

Total assets	721,557,870

LIABILITIES
Payables:
Administration fees	29,101
Capital shares redeemed	2,770,995
Income dividend distributions	218,869
Proxy fees	34,252
Service and distribution fees	61,893

Total liabilities	3,115,110

Commitments and contingent liabilities

NET ASSETS	$718,442,760

NET ASSETS CONSIST OF
Paid-in capital	$910,251,481
Accumulated loss	(191,808,721)

NET ASSETS	$718,442,760

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (continued)

December 31, 2023

BlackRock Advantage CoreAlpha Bond Fund

NET ASSET VALUE

Institutional
Net assets	$367,970,308

Shares outstanding	41,904,981

Net asset value	$8.78

Shares authorized	Unlimited

Par value	No par value

Investor A
Net assets	$297,914,140

Shares outstanding	33,923,211

Net asset value	$8.78

Shares authorized	Unlimited

Par value	No par value

Investor C
Net assets	$430,897

Shares outstanding	49,045

Net asset value	$8.79

Shares authorized	Unlimited

Par value	No par value

Class K
Net assets	$52,127,415

Shares outstanding	5,931,823

Net asset value	$8.79

Shares authorized	Unlimited

Par value	No par value

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statement of Operations

Year Ended December 31, 2023

BlackRock Advantage CoreAlpha Bond Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — affiliated	$462,659
Interest — unaffiliated	33,111,311
Securities lending income — affiliated — net	255,237
Other income — unaffiliated	52,011
Expenses	(2,159,691)
Fees waived	66,180

Total investment income	31,787,707

FUND EXPENSES
Service and distribution — class specific	767,404
Administration — class specific	436,240
Proxy	35,484
Professional	10,833
Miscellaneous	2,435

Total expenses	1,252,396
Less:
Fees waived and/or reimbursed by the Administrator	(45,236)

Total expenses after fees waived and/or reimbursed	1,207,160

Net investment income	30,580,547

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated	(40,570,051)
Investments — affiliated	49,289
Capital gain distributions from investment companies — affiliated	4
Forward foreign currency exchange contracts	(566,950)
Foreign currency transactions	58,278
Futures contracts	(13,541,072)
Swaps	(3,937,573)

(58,508,075)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	52,262,013
Investments — affiliated	(18,237)
Forward foreign currency exchange contracts	(117,064)
Foreign currency translations	64,603
Futures contracts	3,707,199
Swaps	4,408,072

60,306,586

Net realized and unrealized gain	1,798,511

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,379,058

See notes to financial statements.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Advantage CoreAlpha Bond Fund
	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$30,580,547	$27,022,370
Net realized loss	(58,508,075)	(112,533,416)
Net change in unrealized appreciation (depreciation)	60,306,586	(102,433,606)

Net increase (decrease) in net assets resulting from operations	32,379,058	(187,944,652)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income
Institutional	(18,116,739)	(9,065,799)
Investor A	(10,699,627)	(4,131,799)
Investor C	(11,027)	(1,827)
Class K	(2,554,613)	(1,202,184)
Return of capital
Institutional	—	(5,836,006)
Investor A	—	(3,229,254)
Investor C	—	(4,753)
Class K	—	(746,717)

Decrease in net assets resulting from distributions to shareholders	(31,382,006)	(24,218,339)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(230,335,016)	(198,160,872)

NET ASSETS
Total decrease in net assets	(229,337,964)	(410,323,863)
Beginning of year	947,780,724	1,358,104,587

End of year	$718,442,760	$947,780,724

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage CoreAlpha Bond Fund
	Institutional

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$8.65	$10.32	$10.79	$10.54	$10.02

Net investment income(a)	0.31	0.23	0.21	0.26	0.32
Net realized and unrealized gain (loss)	0.15	(1.69)	(0.42)	0.67	0.64

Net increase (decrease) from investment operations	0.46	(1.46)	(0.21)	0.93	0.96

Distributions(b)
From net investment income	(0.33)	(0.13)	(0.15)	(0.56)	(0.32)
From net realized gain	—	—	(0.06)	(0.12)	(0.12)
Return of capital	—	(0.08)	(0.05)	—	—

Total distributions	(0.33)	(0.21)	(0.26)	(0.68)	(0.44)

Net asset value, end of year	$8.78	$8.65	$10.32	$10.79	$10.54

Total Return(c)
Based on net asset value	5.41%	(14.24)%	(1.98)%	8.88%	9.62%

Ratios to Average Net Assets(d)(e)
Total expenses	0.30%	0.29%	0.30%	0.28%	0.29%

Total expenses after fees waived and/or reimbursed	0.29%	0.29%	0.30%	0.28%	0.28%

Net investment income	3.58%	2.50%	2.00%	2.42%	3.02%

Supplemental Data
Net assets, end of year (000)	$367,970	$559,142	$839,388	$1,103,299	$1,121,106

Portfolio turnover rate of the Master Portfolio(f)	201%	205%	219%	410%	263%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Portfolio turnover rate (excluding MDRs)	118%	107%	123%	261%	166%

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage CoreAlpha Bond Fund (continued)
	Investor A

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$8.65	$10.32	$10.79	$10.54	$10.02

Net investment income(a)	0.29	0.21	0.18	0.24	0.29
Net realized and unrealized gain (loss)	0.14	(1.70)	(0.42)	0.66	0.64

Net increase (decrease) from investment operations	0.43	(1.49)	(0.24)	0.90	0.93

Distributions(b)
From net investment income	(0.30)	(0.10)	(0.12)	(0.53)	(0.29)
From net realized gain	—	—	(0.06)	(0.12)	(0.12)
Return of capital	—	(0.08)	(0.05)	—	—

Total distributions	(0.30)	(0.18)	(0.23)	(0.65)	(0.41)

Net asset value, end of year	$8.78	$8.65	$10.32	$10.79	$10.54

Total Return(c)
Based on net asset value	5.15%	(14.46)%	(2.23)%	8.61%	9.35%

Ratios to Average Net Assets(d)(e)
Total expenses	0.55%	0.54%	0.55%	0.53%	0.54%

Total expenses after fees waived and/or reimbursed	0.54%	0.54%	0.55%	0.53%	0.53%

Net investment income	3.35%	2.26%	1.74%	2.16%	2.76%

Supplemental Data
Net assets, end of year (000)	$297,914	$322,124	$445,358	$508,792	$503,477

Portfolio turnover rate of the Master Portfolio(f)	201%	205%	219%	410%	263%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Portfolio turnover rate (excluding MDRs)	118%	107%	123%	261%	166%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage CoreAlpha Bond Fund (continued)
	Investor C

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$8.66	$10.33	$10.80	$10.55	$10.02

Net investment income(a)	0.23	0.14	0.11	0.15	0.22
Net realized and unrealized gain (loss)	0.14	(1.69)	(0.43)	0.67	0.64

Net increase (decrease) from investment operations	0.37	(1.55)	(0.32)	0.82	0.86

Distributions(b)
From net investment income	(0.24)	(0.04)	(0.04)	(0.45)	(0.21)
From net realized gain	—	—	(0.06)	(0.12)	(0.12)
Return of capital	—	(0.08)	(0.05)	—	—

Total distributions	(0.24)	(0.12)	(0.15)	(0.57)	(0.33)

Net asset value, end of year	$8.79	$8.66	$10.33	$10.80	$10.55

Total Return(c)
Based on net asset value	4.36%	(15.09)%	(2.96)%	7.80%	8.64%

Ratios to Average Net Assets(d)(e)
Total expenses	1.30%	1.29%	1.30%	1.28%	1.29%

Total expenses after fees waived and/or reimbursed	1.30%	1.29%	1.29%	1.28%	1.29%

Net investment income	2.64%	1.47%	1.01%	1.32%	2.08%

Supplemental Data
Net assets, end of year (000)	$431	$413	$865	$1,522	$210

Portfolio turnover rate of the Master Portfolio(f)	201%	205%	219%	410%	263%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Portfolio turnover rate (excluding MDRs)	118%	107%	123%	261%	166%

See notes to financial statements.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage CoreAlpha Bond Fund (continued)
	Class K

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$8.66	$10.33	$10.80	$10.55	$10.02

Net investment income(a)	0.32	0.24	0.22	0.27	0.31
Net realized and unrealized gain (loss)	0.14	(1.70)	(0.43)	0.66	0.66

Net increase (decrease) from investment operations	0.46	(1.46)	(0.21)	0.93	0.97

Distributions(b)
From net investment income	(0.33)	(0.13)	(0.15)	(0.56)	(0.32)
From net realized gain	—	—	(0.06)	(0.12)	(0.12)
Return of capital	—	(0.08)	(0.05)	—	—

Total distributions	(0.33)	(0.21)	(0.26)	(0.68)	(0.44)

Net asset value, end of year	$8.79	$8.66	$10.33	$10.80	$10.55

Total Return(c)
Based on net asset value	5.46%	(14.19)%	(1.93)%	8.93%	9.78%

Ratios to Average Net Assets(d)(e)
Total expenses	0.30%	0.29%	0.30%	0.28%	0.29%

Total expenses after fees waived and/or reimbursed	0.24%	0.24%	0.25%	0.23%	0.24%

Net investment income	3.67%	2.57%	2.06%	2.46%	2.97%

Supplemental Data
Net assets, end of year (000)	$52,127	$66,102	$72,493	$62,343	$27,973

Portfolio turnover rate of the Master Portfolio(f)	201%	205%	219%	410%	263%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Portfolio turnover rate (excluding MDRs)	118%	107%	123%	261%	166%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	15

Notes to Financial Statements

1. ORGANIZATION

BlackRock Funds VI (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. BlackRock Advantage CoreAlpha Bond Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Advantage CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio II (“MIP II”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2023, the percentage of the Master Portfolio owned by the Fund was 100.00%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional and Class K	No	No	None

Investor A Shares	Yes	No(a)	None

Investor C Shares	No	Yes(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Trustees of the Trust and Board of Trustees of MIP II are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“BAL” or the “Administrator”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4. ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BAL, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

	Institutional	Investor A	Investor C	Class K

Administration fees — class specific	0.05%	0.05%	0.05%	0.05%

For the year ended December 31, 2023, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees — class specific	$248,958	$152,678	$201	$34,403	$436,240

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A

Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Fund Name	Investor A	Investor C	Total

BlackRock Advantage CoreAlpha Bond Fund	$763,392	$4,012	$767,404

Other Fees: For the year ended December 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $7,343.

For the year ended December 31, 2023, affiliates received CDSCs as follows:

	Investor A	Investor C	Total

CDSC	$321	$84	$405

Expense Waivers and Reimbursements: The fees and expenses of the Fund’s Independent Trustees, counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to these independent expenses through June 30, 2024. The amount waived is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations. For the year ended December 31, 2023, the amount waived was $10,833.

BAL has contractually agreed to waive 0.05% of the administration fee payable to BAL applicable to Class K Shares of the Fund through June 30, 2024. The amount waived is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations. For the year ended December 31, 2023, the amount waived was $34,403.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (continued)

purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2023, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock, Inc. (“BlackRock”) or its affiliates.

5. INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to the timing and recognition of partnership income were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

BlackRock Advantage CoreAlpha Bond Fund	$73,416	$(73,416)

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/23	Year Ended 12/31/22

BlackRock Advantage CoreAlpha Bond Fund
Ordinary income	$31,382,006	$14,401,609

Return of capital	—	9,816,730

	$31,382,006	$24,218,339

As of December 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Ordinary Losses(c)	Total

BlackRock Advantage CoreAlpha Bond Fund	$(154,394,163)	$(37,100,720)	$(313,838)	$(191,808,721)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency exchange contracts, the timing and recognition of partnership income and TBA transactions.

(c)	The Fund has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/23		Year Ended 12/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock Advantage CoreAlpha Bond Fund

Institutional

Shares sold	13,938,310	$119,224,109	10,328,229	$92,951,945

Shares issued in reinvestment of distributions	2,091,019	18,064,015	1,621,623	14,778,556

Shares redeemed	(38,755,037)	(325,277,466)	(28,635,672)	(260,304,984)

	(22,725,708)	$(187,989,342)	(16,685,820)	$(152,574,483)

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

	Year Ended 12/31/23		Year Ended 12/31/22

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

BlackRock Advantage CoreAlpha Bond Fund (continued)

Investor A

Shares sold and automatic conversion of shares	1,355,462	$11,764,367	1,111,768	$10,338,215

Shares issued in reinvestment of distributions	1,205,780	10,412,490	786,870	7,153,619

Shares redeemed	(5,865,600)	(50,528,553)	(7,808,329)	(72,036,717)

	(3,304,358)	$(28,351,696)	(5,909,691)	$(54,544,883)

Investor C

Shares sold	11,120	$96,579	18,449	$174,991

Shares issued in reinvestment of distributions	1,223	10,564	693	6,339

Shares redeemed and automatic conversion of shares	(10,996)	(93,896)	(55,228)	(519,584)

	1,347	$13,247	(36,086)	$(338,254)

Class K

Shares sold	3,539,967	$30,846,680	5,437,591	$53,122,988

Shares issued in reinvestment of distributions	295,501	2,555,468	212,809	1,940,745

Shares redeemed	(5,539,219)	(47,409,373)	(5,031,617)	(45,766,985)

	(1,703,751)	$(14,007,225)	618,783	$9,296,748

	(27,732,470)	$(230,335,016)	(22,012,814)	$(198,160,872)

As of December 31, 2023, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 1,924 Investor C Shares of the Fund.

7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds VI and Shareholders of BlackRock Advantage CoreAlpha Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage CoreAlpha Bond Fund (constituting BlackRock Funds VI, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the accounting agent of the Advantage CoreAlpha Bond Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 22, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2023:

Fund Name	Federal Obligation Interest

BlackRock Advantage CoreAlpha Bond Fund	$4,558,202

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2023:

Fund Name	Interest Dividends

BlackRock Advantage CoreAlpha Bond Fund	$ 27,511,019

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2023:

Fund Name	Interest- Related Dividends

BlackRock Advantage CoreAlpha Bond Fund	$25,719,878

I M P O R T A N T T A X I N F O R M A T I O N	21

Master Portfolio Information as of December 31, 2023	Advantage CoreAlpha Bond Master Portfolio

PORTFOLIO COMPOSITION

Asset Type(a)	Percent of Total Investments

U.S. Government Sponsored Agency Securities	32.0%

Corporate Bonds	31.0

U.S. Treasury Obligations	19.5

Asset-Backed Securities	10.1

Non-Agency Mortgage-Backed Securities	6.4

Other*	1.0

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percent of Total Investments

AAA/Aaa(c)	57.3%

AA/Aa	3.8

A	16.9

BBB/Baa	14.0

BB/Ba	2.3

B	1.0

CCC/Caa	0.2

N/R	4.5

(a)	Excludes short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

*	Includes one or more investment categories that individually represents less than 1.0% of the Master Portfolio’s total investments. Please refer to the Schedule of Investments for details.

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Affirm Asset Securitization Trust
Series 2022-A, Class 1A, 4.30%, 05/17/27(a)	$2,275	$2,239,071
Series 2022-Z1, Class A, 4.55%, 06/15/27(a)	1,341	1,325,957
Series 2023-A, Class 1A, 6.61%, 01/18/28(a)	2,375	2,388,657
Series 2023-B, Class A, 6.82%, 09/15/28	4,400	4,465,674
Series 2023-B, Class B, 7.44%, 09/15/28	1,960	1,993,347
Series 2023-X1, Class A, 7.11%, 11/15/28	2,820	2,828,367
Series 2023-X1, Class C, 8.25%, 11/15/28	500	507,065
Series 2023-X1, Class D, 9.55%, 11/15/28	450	458,483
Avant Loans Funding Trust, Series 2021-REV1,
Class A, 1.21%, 07/15/30(a)	1,659	1,646,974
Blue Bridge Funding LLC, Series 2013-1, Class A, 7.37%, 11/15/30	730	729,960
Carvana Auto Receivables Trust
Series 2021-N2, Class B, 0.75%, 03/10/28	373	349,374
Series 2021-N2, Class C, 1.07%, 03/10/28	1,049	982,459
Chase Funding Trust, Series 2004-2, Class 2A2, (1-mo. Term SOFR + 0.61%), 5.97%, 02/26/35(b)	77	74,339
Conseco Finance Corp., Series 1996-9, Class M1, 7.63%, 08/15/27(b)	2	1,884
CWABS, Inc., Series 2004-1, Class M1, (1-mo. Term SOFR + 0.86%), 6.22%, 03/25/34(b)	5	4,880
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02%, 06/15/27	1,135	1,128,550
DT Auto Owner Trust, Series 2023-1A, Class C, 5.55%, 10/16/28(a)	5,090	5,041,442
Exeter Automobile Receivables Trust
Series 2021-1A, Class C, 0.74%, 01/15/26	127	127,014
Series 2021-2A, Class D, 1.40%, 04/15/27	2,225	2,100,742
Series 2021-4A, Class C, 1.46%, 10/15/27	2,500	2,450,658
Series 2022-2A, Class B, 3.65%, 10/15/26	4,053	4,032,788
Series 2022-4A, Class D, 5.98%, 12/15/28	1,250	1,238,480
Series 2023-1A, Class D, 6.69%, 06/15/29	1,020	1,027,541
Series 2023-5, Class C, 6.85%, 01/16/29	1,160	1,185,486
Ford Credit Auto Owner Trust(a)
Series 2018-1, Class A, 3.19%, 07/15/31	2,870	2,810,677
Series 2019-1, Class A, 3.52%, 07/15/30	450	449,600
JPMorgan Chase Bank NA(a)
Series 2021-2, Class B, 0.89%, 12/26/28	769	752,176
Series 2021-2, Class C, 0.97%, 12/26/28	331	323,442
Series 2021-3, Class B, 0.76%, 02/26/29	1,945	1,876,550
Louisiana Local Government Environmental Facilities & Community Development Authority, Series 2022- ELL, Class A-3, 4.28%, 02/01/36	85	81,924
OnDeck Asset Securitization Trust IV LLC,
Series 2023-1, Class A, 7.00%, 08/19/30	1,460	1,475,554
OneMain Financial Issuance Trust, Series 2019-2A,
Class A, 3.14%, 10/14/36(a)	5,690	5,322,743
Santander Drive Auto Receivables Trust
Series 2020-2, Class D, 2.22%, 09/15/26	3,051	3,014,179
Series 2022-5, Class C, 4.74%, 10/16/28	2,960	2,915,007
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 05/25/33(a)	5,680	5,391,202
Upstart Securitization Trust(a)
Series 2021-4, Class A, 0.84%, 09/20/31	154	153,346
Series 2021-5, Class A, 1.31%, 11/20/31	188	186,718
Westlake Automobile Receivables Trust
Series 2020-3A, Class C, 1.24%, 11/17/25(a)	109	108,867
Series 2022-1A, Class B, 2.75%, 03/15/27(a)	3,970	3,915,394

Security	Par (000)	Value

Asset-Backed Securities (continued)
Westlake Automobile Receivables Trust (continued)
Series 2022-3A, Class C, 6.44%, 12/15/27(a)	$3,060	$3,071,749
Series 2023-1A, Class C, 5.74%, 08/15/28(a)	3,380	3,367,844
Series 2023-4, Class C, 6.64%, 11/15/28	1,080	1,098,813

Total Asset-Backed Securities — 10.4% (Cost: $75,398,617)		74,644,977

	Shares

Common Stocks

Financial Services(c) — 0.0%
Edcon Holdco 1	1,643,590	1
Edcon Holdco 2	163,560	—

		1

Total Common Stocks — 0.0% (Cost: $ — )		1

	Par (000)

Corporate Bonds

Aerospace & Defense — 0.5%
Boeing Co., 5.93%, 05/01/60	$495	512,568
General Dynamics Corp., 2.25%, 06/01/31	550	478,146
Lockheed Martin Corp. 4.15%, 06/15/53	50	44,691
5.70%, 11/15/54	430	483,750
4.30%, 06/15/62	535	479,389
5.90%, 11/15/63	805	939,988
Spirit AeroSystems, Inc., 9.75%, 11/15/30(a)	75	80,623
TransDigm, Inc. 5.50%, 11/15/27(d)	200	195,945
6.75%, 08/15/28(a)	261	267,024

		3,482,124

Air Freight & Logistics — 0.0%
United Parcel Service, Inc., 5.30%, 04/01/50	280	298,231

Automobiles — 0.6%
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25(a)	350	353,386
AutoZone, Inc. 5.05%, 07/15/26	920	925,632
4.50%, 02/01/28	180	178,755
General Motors Financial Co., Inc. 2.90%, 02/26/25	1,115	1,081,794
5.40%, 04/06/26	85	85,539
Genuine Parts Co. 1.75%, 02/01/25	1,050	1,008,185
1.88%, 11/01/30	110	89,271
Jaguar Land Rover Automotive PLC, 4.50%, 10/01/27(a)	15	14,152
JB Poindexter & Co., Inc., 8.75%, 12/15/31	175	178,500

		3,915,214

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks — 6.6%
Banco Santander SA 2.75%, 05/28/25	$400	$385,923
5.59%, 08/08/28	1,800	1,835,332
6.92%, 08/08/33	1,000	1,065,666
(1-year CMT + 0.90%), 1.72%, 09/14/27(b)	400	361,730
Bank of America Corp.(b)
(1-day SOFR + 0.96%), 1.73%, 07/22/27	830	760,405
(1-day SOFR + 1.15%), 1.32%, 06/19/26	1,680	1,581,100
(1-day SOFR + 1.99%), 6.20%, 11/10/28	735	766,708
(1-day SOFR + 2.04%), 4.95%, 07/22/28	985	984,866
(3-mo. CME Term SOFR + 1.45%), 2.88%, 10/22/30	165	146,358
(3-mo. CME Term SOFR + 2.08%), 4.24%, 04/24/38	400	361,067
(3-mo. CME Term SOFR + 3.41%), 4.08%, 03/20/51	91	76,570
Bank of Montreal 2.65%, 03/08/27(d)	435	409,605
5.72%, 09/25/28	20	20,726
Bank of New York Mellon Corp., (1-day SOFR + 1.51%), 4.71%, 02/01/34(b)	270	264,092
Bank of Nova Scotia, 1.05%, 03/02/26	550	506,824
Citigroup, Inc. 4.75%, 05/18/46	50	44,716
(1-day SOFR + 0.77%), 1.46%, 06/09/27(b)	2,285	2,091,097
(1-day SOFR + 2.66%), 6.17%, 05/25/34(b)	70	72,434
(3-mo. CME Term SOFR + 1.16%), 3.35%, 04/24/25(b)	2,155	2,138,491
Deutsche Bank AG/New York, (1-day SOFR + 2.51%), 6.82%, 11/20/29(b)	225	236,890
Fifth Third Bancorp, (1-day SOFR + 2.34%), 6.34%, 07/27/29(b)	140	145,765
Freedom Mortgage Corp.(a) 12.00%, 10/01/28	85	92,831
12.25%, 10/01/30	135	148,197
Goldman Sachs Group, Inc. 3.75%, 05/22/25	500	489,694
3.50%, 11/16/26	365	351,456
3.85%, 01/26/27	1,090	1,060,042
2.60%, 02/07/30	1,100	966,616
(3-mo. CME Term SOFR + 1.56%), 4.22%, 05/01/29(b)	550	532,030
(3-mo. CME Term SOFR + 1.69%), 4.41%, 04/23/39(b)	370	334,572
HSBC Holdings PLC(b)
(1-day SOFR + 1.43%), 3.00%, 03/10/26	735	712,625
(1-day SOFR + 1.51%), 4.18%, 12/09/25	1,420	1,400,804
(1-day SOFR + 2.53%), 4.76%, 03/29/33	980	912,814
(1-day SOFR + 2.87%), 5.40%, 08/11/33	580	582,514
(1-day SOFR + 2.98%), 6.55%, 06/20/34(d)	430	449,410
(1-day SOFR + 4.25%), 8.11%, 11/03/33	420	485,349
ING Groep NV(b)
(1-day SOFR + 1.56%), 6.08%, 09/11/27	855	872,530
(1-day SOFR + 2.09%), 6.11%, 09/11/34	545	571,578
Inter-American Development Bank, 4.50%, 05/15/26(d)	1,730	1,740,781
JPMorgan Chase & Co.(b)
(1-day SOFR + 0.89%), 1.58%, 04/22/27	816	753,024
(1-day SOFR + 1.85%), 2.08%, 04/22/26	1,063	1,018,194
(1-day SOFR + 1.85%), 5.35%, 06/01/34	850	862,099

Security	Par (000)	Value

Banks (continued)
JPMorgan Chase & Co.(b) (continued)
(1-day SOFR + 1.99%), 4.85%, 07/25/28	$1,150	$1,150,334
(1-day SOFR + 2.08%), 4.91%, 07/25/33	575	568,520
(3-mo. CME Term SOFR + 1.42%), 3.22%, 03/01/25	600	597,533
(3-mo. CME Term SOFR + 1.59%), 2.01%, 03/13/26	2,120	2,036,771
Mitsubishi UFJ Financial Group, Inc.(b)
(1-year CMT + 0.55%), 0.95%, 07/19/25	1,094	1,065,975
(1-year CMT + 0.95%), 2.31%, 07/20/32	425	352,643
(1-year CMT + 0.97%), 2.49%, 10/13/32	315	264,176
Mizuho Financial Group, Inc., (1-year CMT + 1.90%), 5.75%, 07/06/34(b)	990	1,024,224
Morgan Stanley 3.88%, 01/27/26	200	195,882
6.38%, 07/24/42(d)	460	531,400
4.30%, 01/27/45	380	342,655
(1-day SOFR + 0.86%), 1.51%, 07/20/27(b)	340	310,558
(1-day SOFR + 1.73%), 5.12%, 02/01/29(b)	55	55,250
(3-mo. CME Term SOFR + 1.89%), 4.43%, 01/23/30(b)	415	404,201
(5-year CMT + 2.43%), 5.95%, 01/19/38(b)	265	267,993
Popular, Inc., 7.25%, 03/13/28(d)	372	382,695
Royal Bank of Canada 3.63%, 05/04/27	630	608,840
5.20%, 08/01/28	40	40,769
5.00%, 02/01/33	10	10,169
Santander Holdings USA, Inc., (1-day SOFR + 2.36%), 6.50%, 03/09/29(b)	270	278,930
Santander U.K. Group Holdings PLC, (3-mo. LIBOR
US + 1.40%), 3.82%, 11/03/28(b)	240	225,462
Sumitomo Mitsui Financial Group, Inc. 1.47%, 07/08/25	1,049	992,649
5.77%, 01/13/33	760	803,107
5.78%, 07/13/33	940	996,013
Truist Financial Corp. 1.20%, 08/05/25	430	403,549
(1-day SOFR + 0.86%), 1.89%, 06/07/29(b)	10	8,641
UBS AG, 5.65%, 09/11/28	240	248,917
UniCredit SpA, (5-year USD ICE Swap + 4.91%), 7.30%, 04/02/34(a)(b)	200	205,617
Wells Fargo & Co.
4.15%, 01/24/29	308	299,367
(1-day SOFR + 1.51%), 3.53%, 03/24/28(b)	35	33,391
(1-day SOFR + 1.56%), 4.54%, 08/15/26(b)(d)	1,738	1,719,442
(1-day SOFR + 1.98%), 4.81%, 07/25/28(b)(d)	940	933,111
(1-day SOFR + 2.10%), 4.90%, 07/25/33(b)	835	813,436
(3-mo. CME Term SOFR + 1.26%), 2.57%, 02/11/31(b)	1	864
(3-mo. CME Term SOFR + 1.43%), 2.88%, 10/30/30(b)(d)	6	5,334
(3-mo. CME Term SOFR + 4.03%), 4.48%, 04/04/31(b)	52	50,234
(3-mo. CME Term SOFR + 4.50%), 5.01%, 04/04/51(b)	360	342,427
Westpac Banking Corp., 2.96%, 11/16/40(d)	120	83,085

		47,247,689

Beverages — 0.2%
Coca-Cola Co., 3.00%, 03/05/51	90	67,966

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
Diageo Capital PLC 2.13%, 04/29/32	$380	$317,002
5.50%, 01/24/33	725	771,735
PepsiCo, Inc., 4.65%, 02/15/53	365	362,675

		1,519,378

Biotechnology — 0.5%
Amgen, Inc. 2.60%, 08/19/26	800	760,198
5.65%, 03/02/53	165	173,594
4.40%, 02/22/62	410	346,135
Biogen, Inc., 3.15%, 05/01/50	120	84,259
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/30	2,640	2,170,631

		3,534,817

Building Products — 0.1%
Home Depot, Inc. 5.40%, 09/15/40	200	210,367
3.13%, 12/15/49	360	267,747
Lowe’s Cos., Inc. 3.35%, 04/01/27	280	269,693
5.80%, 09/15/62	105	111,096

		858,903

Capital Markets — 0.6%
Ameriprise Financial, Inc., 5.70%, 12/15/28	720	754,484
Ares Capital Corp. 2.15%, 07/15/26(d)	352	320,874
7.00%, 01/15/27	335	344,580
2.88%, 06/15/28	240	212,624
Barings BDC, Inc., 3.30%, 11/23/26	135	123,093
Blackstone Private Credit Fund, 4.70%, 03/24/25	220	216,227
Brookfield Capital Finance LLC, 6.09%, 06/14/33	145	151,232
Charles Schwab Corp. 5.88%, 08/24/26	415	425,643
2.45%, 03/03/27	45	41,889
(1-day SOFR + 1.88%), 6.20%, 11/17/29(b)	240	251,675
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(a)	77	72,736
FS KKR Capital Corp. 2.63%, 01/15/27	800	718,069
7.88%, 01/15/29	60	63,568
Jefferies Financial Group, Inc., 5.88%, 07/21/28	65	66,651
Nasdaq, Inc., 3.85%, 06/30/26	32	31,188
Nomura Holdings, Inc., 2.65%, 01/16/25	400	388,067

		4,182,600

Chemicals — 0.1%
Air Products and Chemicals, Inc., 2.70%, 05/15/40	87	66,271
Chemours Co., 5.75%, 11/15/28(a)	187	178,118
CVR Partners LP/CVR Nitrogen Finance Corp., 6.13%, 06/15/28(a)(d)	193	180,054
LYB International Finance III LLC, 4.20%, 05/01/50	160	127,384
Minerals Technologies, Inc., 5.00%, 07/01/28(a)	5	4,808
Nufarm Australia Ltd./Nufarm Americas, Inc., 5.00%, 01/27/30(a)(d)	10	9,275
RPM International, Inc., 3.75%, 03/15/27	105	100,910
Tronox, Inc., 4.63%, 03/15/29(a)(d)	41	36,318

		703,138

Commercial Services & Supplies — 0.6%
APX Group, Inc., 5.75%, 07/15/29(a)	150	139,838
Ford Foundation
Series 2020, 2.42%, 06/01/50	5	3,290

Security	Par (000)	Value

Commercial Services & Supplies (continued)
Ford Foundation (continued)
Series 2020, 2.82%, 06/01/70	$30	$19,123
Fortress Transportation and Infrastructure Investors LLC, 7.88%, 12/01/30(a)	105	109,387
Interface, Inc., 5.50%, 12/01/28(a)(d)	156	144,188
Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 01/15/28(a)(d)	350	347,959
Quanta Services, Inc. 0.95%, 10/01/24	2,110	2,033,274
2.90%, 10/01/30	890	780,950
3.05%, 10/01/41	605	444,132
Rockefeller Foundation, Series 2020, 2.49%, 10/01/50	72	47,294
Steelcase, Inc., 5.13%, 01/18/29	93	88,144

		4,157,579

Communications Equipment — 0.2%
Motorola Solutions, Inc. 4.60%, 02/23/28	259	257,538
5.50%, 09/01/44	1,370	1,360,746

		1,618,284

Construction & Engineering — 0.0%
Brand Industrial Services, Inc., 10.38%, 08/01/30	100	105,753

Construction Materials — 0.2%
AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28(d)	150	153,750
Boise Cascade Co., 4.88%, 07/01/30(a)(d)	15	14,084
Carrier Global Corp., 6.20%, 03/15/54	85	98,258
Eagle Materials, Inc., 2.50%, 07/01/31	555	470,588
Masco Corp., 2.00%, 10/01/30	160	131,912
Smyrna Ready Mix Concrete LLC, 8.88%, 11/15/31(a)	200	210,235
Trane Technologies Financing Ltd., 4.50%, 03/21/49(d)	95	87,955

		1,166,782

Consumer Finance — 1.1%
Ally Financial, Inc., (1-day SOFR + 2.82%), 6.85%, 01/03/30(b)	555	570,203
American Express Co. 4.05%, 05/03/29(d)	336	332,564
(1-day SOFR + 1.84%), 5.04%, 05/01/34(b)	500	499,130
(1-day SOFR + 1.93%), 5.63%, 07/28/34(b)	255	263,495
Bread Financial Holdings, Inc., 9.75%, 03/15/29(a)	145	150,318
Capital One Financial Corp., (1-day SOFR + 2.64%), 6.31%, 06/08/29(b)	340	348,809
Credit Acceptance Corp., 9.25%, 12/15/28	150	159,893
Ford Motor Credit Co. LLC, 6.80%, 11/07/28	845	884,179
goeasy Ltd., 9.25%, 12/01/28(a)(d)	135	144,176
GTCR W-2 Merger Sub LLC, 7.50%, 01/15/31(a)	200	211,344
Mastercard, Inc. 3.65%, 06/01/49	280	236,217
2.95%, 03/15/51	1,880	1,393,886
OneMain Finance Corp. 7.13%, 03/15/26	205	208,852
9.00%, 01/15/29	197	208,274
S&P Global, Inc. 5.25%, 09/15/33(a)	95	99,391
2.30%, 08/15/60(d)	2,113	1,264,751
Sabre GLBL, Inc., 11.25%, 12/15/27(a)	242	237,772
Visa, Inc., 3.65%, 09/15/47	385	324,924

		7,538,178

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Staples Distribution & Retail — 0.2%
Costco Wholesale Corp., 1.75%, 04/20/32	$160	$133,656
FirstCash, Inc., 5.63%, 01/01/30(a)	193	184,830
General Mills, Inc. 2.88%, 04/15/30	40	36,147
4.95%, 03/29/33(d)	515	522,105
Walmart, Inc., 4.50%, 09/09/52	450	437,590

		1,314,328

Containers & Packaging — 0.1%
Mauser Packaging Solutions Holding Co.(a) 7.88%, 08/15/26	50	50,884
9.25%, 04/15/27	50	49,078
Packaging Corp. of America, 5.70%, 12/01/33	420	442,125

		542,087

Diversified Consumer Services — 0.1%
Georgetown University, Series 20A, 2.94%, 04/01/50	27	18,613
Massachusetts Institute of Technology, 3.07%, 04/01/52	264	198,330
Northwestern University, Series 2020, 2.64%, 12/01/50(d)	266	183,890
President and Fellows of Harvard College, 2.52%, 10/15/50	54	36,452
University of Chicago
Series 20B, 2.76%, 04/01/45	148	111,613
Series C, 2.55%, 04/01/50	157	108,034
University of Southern California 4.98%, 10/01/53	10	10,317
Series 21A, 2.95%, 10/01/51	190	133,830
Yale University, Series 2020, 2.40%, 04/15/50(d)	272	178,393

		979,472

Diversified REITs — 0.2%
American Tower Corp., 5.80%, 11/15/28	280	290,869
Crown Castle, Inc. 5.60%, 06/01/29	410	419,228
5.80%, 03/01/34	200	207,000
Equinix, Inc., 2.63%, 11/18/24	225	219,149
Prologis LP, 5.25%, 06/15/53(d)	145	151,351
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC(a) 10.50%, 02/15/28	100	101,381
6.50%, 02/15/29	200	144,331
VICI Properties LP, 5.63%, 05/15/52	77	73,828

		1,607,137

Diversified Telecommunication Services — 0.5%
AT&T, Inc. 1.70%, 03/25/26	924	864,475
4.35%, 03/01/29	16	15,791
4.85%, 03/01/39	695	665,005
Consolidated Communications, Inc., 6.50%, 10/01/28(a)	27	23,355
Frontier Communications Holdings LLC(a) 6.75%, 05/01/29	75	67,065
8.75%, 05/15/30	267	274,665
Verizon Communications, Inc. 1.68%, 10/30/30	937	771,857
4.27%, 01/15/36	810	762,672
4.13%, 08/15/46	430	368,056

		3,812,941

Electric Utilities — 2.6%
AEP Texas, Inc. 5.25%, 05/15/52	140	135,216

Security	Par (000)	Value

Electric Utilities (continued)
AEP Texas, Inc. (continued)
Series I, 2.10%, 07/01/30	$260	$218,106
AEP Transmission Co. LLC 3.15%, 09/15/49	30	21,517
Series O, 4.50%, 06/15/52	130	117,369
Alabama Power Co., 3.45%, 10/01/49	370	277,981
Ameren Corp., 5.70%, 12/01/26	240	245,421
Appalachian Power Co., Series X, 3.30%, 06/01/27	190	180,043
Arizona Public Service Co., 2.95%, 09/15/27(d)	800	756,062
Atlantic City Electric Co., 2.30%, 03/15/31	370	311,895
Baltimore Gas and Electric Co., 2.90%, 06/15/50	170	115,455
Berkshire Hathaway Energy Co., 4.45%, 01/15/49	200	175,154
CenterPoint Energy Houston Electric LLC 5.20%, 10/01/28	30	30,948
Sereis AJ, 4.85%, 10/01/52	75	73,015
Series AH, 3.60%, 03/01/52	55	43,630
CenterPoint Energy, Inc., 4.25%, 11/01/28	170	163,617
Commonwealth Edison Co. 2.20%, 03/01/30	390	337,098
4.00%, 03/01/49	90	75,421
Series 130, 3.13%, 03/15/51	70	49,551
Consolidated Edison Co. of New York, Inc. 5.90%, 11/15/53	130	142,959
Series 06-A, 5.85%, 03/15/36	540	569,823
Constellation Energy Generation LLC, 5.80%, 03/01/33	175	183,938
Consumers Energy Co. 4.63%, 05/15/33	110	109,814
2.65%, 08/15/52	72	47,571
4.20%, 09/01/52	60	52,786
Dominion Energy, Inc. 3.90%, 10/01/25	448	439,483
5.38%, 11/15/32	140	143,762
Series C, 3.38%, 04/01/30	58	53,396
DTE Electric Co., Series B, 3.65%, 03/01/52	217	171,045
Duke Energy Carolinas LLC, 5.35%, 01/15/53	100	102,365
Duke Energy Corp. 2.65%, 09/01/26	300	284,668
4.20%, 06/15/49	700	569,337
5.00%, 08/15/52	60	56,009
Duke Energy Florida LLC, 5.88%, 11/15/33	85	91,626
Duke Energy Indiana LLC, 5.40%, 04/01/53(d)	20	20,363
Duke Energy Ohio, Inc., 4.30%, 02/01/49	100	85,107
Entergy Corp., 0.90%, 09/15/25	285	265,009
Entergy Mississippi LLC, 5.00%, 09/01/33	180	181,101
Entergy Texas, Inc., 3.55%, 09/30/49	220	165,991
Evergy Kansas Central, Inc., 3.45%, 04/15/50	130	94,936
Evergy Metro, Inc., 3.65%, 08/15/25	300	293,394
Evergy, Inc., 2.90%, 09/15/29	50	45,227
Eversource Energy, Series M, 3.30%, 01/15/28(d)	200	189,377
Florida Power & Light Co. 4.80%, 05/15/33	55	55,616
4.05%, 10/01/44	300	262,343
3.15%, 10/01/49	40	29,345
2.88%, 12/04/51	90	62,342
Idaho Power Co., 5.80%, 04/01/54	70	74,770
Indiana Michigan Power Co., 5.63%, 04/01/53	50	52,454
Interstate Power and Light Co., 2.30%, 06/01/30	20	17,108
Kentucky Utilities Co., 3.30%, 06/01/50	60	43,895
MidAmerican Energy Co. 3.10%, 05/01/27	100	95,688
3.15%, 04/15/50	60	42,762
2.70%, 08/01/52	105	67,820

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
National Rural Utilities Cooperative Finance Corp., 3.70%, 03/15/29	$330	$313,197
Nevada Power Co., 6.00%, 03/15/54	90	98,737
NextEra Energy Capital Holdings, Inc. 2.94%, 03/21/24	470	466,941
3.55%, 05/01/27	245	235,938
2.25%, 06/01/30	200	171,086
5.00%, 07/15/32(d)	50	50,247
NSTAR Electric Co. 3.10%, 06/01/51	110	77,242
4.95%, 09/15/52(d)	90	87,676
Oglethorpe Power Corp. 5.05%, 10/01/48	130	119,471
6.20%, 12/01/53(a)	85	91,165
Oncor Electric Delivery Co. LLC 3.80%, 06/01/49	120	98,124
4.60%, 06/01/52	40	37,279
4.95%, 09/15/52	70	68,821
Pacific Gas and Electric Co. 2.10%, 08/01/27(d)	65	58,580
3.00%, 06/15/28	100	91,135
6.95%, 03/15/34	10	10,984
3.30%, 08/01/40	90	65,859
4.95%, 07/01/50	270	230,631
3.50%, 08/01/50	190	131,171
PacifiCorp., 4.13%, 01/15/49	280	226,285
PECO Energy Co., 3.05%, 03/15/51	70	49,515
PG&E Corp., 5.25%, 07/01/30(d)	500	482,273
PPL Electric Utilities Corp., 5.25%, 05/15/53	130	133,982
Public Service Co. of Colorado 3.70%, 06/15/28	370	355,535
4.05%, 09/15/49	20	16,186
Public Service Electric and Gas Co. 3.10%, 03/15/32	85	75,891
2.05%, 08/01/50	105	60,805
Puget Sound Energy, Inc., 5.45%, 06/01/53	100	103,801
San Diego Gas & Electric Co. 2.50%, 05/15/26	400	381,712
5.35%, 04/01/53	95	96,111
Sempra 3.70%, 04/01/29	140	133,380
5.50%, 08/01/33	100	103,646
Southern California Edison Co. 3.65%, 02/01/50	100	77,413
Series C, 4.13%, 03/01/48	370	310,581
Southern Co. 3.25%, 07/01/26	1,100	1,061,128
5.70%, 03/15/34	185	194,532
Talen Energy Supply LLC, 8.63%, 06/01/30(a)	140	148,755
Tampa Electric Co., 3.45%, 03/15/51	35	25,366
Tucson Electric Power Co. 1.50%, 08/01/30	190	153,988
5.50%, 04/15/53	30	30,562
Union Electric Co. 4.00%, 04/01/48	230	189,207
5.45%, 03/15/53	10	10,310
Virginia Electric and Power Co. 3.30%, 12/01/49	320	234,460
Series A, 3.80%, 04/01/28	750	727,328
Vistra Operations Co. LLC(a) 5.00%, 07/31/27	500	486,801

Security	Par (000)	Value

Electric Utilities (continued)
Vistra Operations Co. LLC(a) (continued) 7.75%, 10/15/31	$325	$337,541
Wisconsin Electric Power Co., 4.75%, 09/30/32	20	20,141
Wisconsin Public Service Corp., 3.30%, 09/01/49(d)	85	61,930
Xcel Energy, Inc. 4.00%, 06/15/28	900	878,141
5.45%, 08/15/33	100	103,127
3.50%, 12/01/49	50	36,786

		18,302,232

Electrical Equipment — 0.0%
Eaton Corp., 4.70%, 08/23/52	90	88,610

Electronic Equipment, Instruments & Components — 0.9%
Allegion PLC, 3.50%, 10/01/29	90	83,146
CDW LLC/CDW Finance Corp. 3.25%, 02/15/29	880	804,668
3.57%, 12/01/31	610	540,655
Flex Ltd. 3.75%, 02/01/26	5	4,839
4.88%, 06/15/29	745	731,732
Honeywell International, Inc., 4.50%, 01/15/34	750	753,801
Jabil, Inc., 1.70%, 04/15/26	1,055	977,077
Keysight Technologies, Inc., 4.60%, 04/06/27	1,225	1,220,817
Vontier Corp., 2.95%, 04/01/31	1,120	942,421
Xerox Holdings Corp., 5.50%, 08/15/28(a)	380	342,913

		6,402,069

Environmental, Maintenance & Security Service — 0.0%
Waste Connections, Inc., 2.60%, 02/01/30	305	273,636

Financial Services — 0.3%
Burford Capital Global Finance LLC 6.88%, 04/15/30(a)	50	48,254
9.25%, 07/01/31	20	21,256
CME Group, Inc., 2.65%, 03/15/32	305	271,133
Coinbase Global, Inc.(a) 3.38%, 10/01/28(d)	5	4,219
3.63%, 10/01/31	148	114,351
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	250	242,446
GGAM Finance Ltd., 8.00%, 02/15/27(a)(d)	85	87,128
Intercontinental Exchange, Inc. 3.00%, 06/15/50	195	139,144
3.00%, 09/15/60	180	121,342
Macquarie Airfinance Holdings Ltd., 8.13%, 03/30/29(a)	85	88,844
Nationstar Mortgage Holdings, Inc.(a) 5.00%, 02/01/26(d)	30	29,339
5.50%, 08/15/28	500	480,789
PennyMac Financial Services, Inc.(a) 5.38%, 10/15/25	5	4,941
7.88%, 12/15/29	35	36,028
United Wholesale Mortgage LLC(a) 5.50%, 11/15/25	271	269,287
5.50%, 04/15/29	320	302,947

		2,261,448

Food Products — 0.1%
Hershey Co., 2.65%, 06/01/50	105	72,134
J M Smucker Co. 6.50%, 11/15/43	125	139,251

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food Products (continued)
J M Smucker Co. (continued) 6.50%, 11/15/53	$80	$92,259
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.75%, 04/01/33	343	339,771

		643,415

Gas Utilities — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., 9.38%, 06/01/28(a)	150	154,902
Atmos Energy Corp. 1.50%, 01/15/31	30	24,392
5.75%, 10/15/52	105	115,377
CenterPoint Energy Resources Corp., 5.25%, 03/01/28	85	87,163
NiSource, Inc. 3.60%, 05/01/30	60	55,826
3.95%, 03/30/48	130	104,996
5.00%, 06/15/52	20	18,691
Piedmont Natural Gas Co., Inc., 3.50%, 06/01/29	180	167,837
Southern California Gas Co., 5.75%, 06/01/53	100	105,075
Southern Co. Gas Capital Corp., 5.75%, 09/15/33	140	147,000
Southwest Gas Corp. 3.70%, 04/01/28	230	220,073
2.20%, 06/15/30	85	72,339
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31(a)(d)	101	91,565
Superior Plus LP/Superior General Partner, Inc., 4.50%, 03/15/29(a)	25	23,182
Washington Gas Light Co., 3.65%, 09/15/49	30	22,493

		1,410,911

Ground Transportation — 0.4%
Burlington Northern Santa Fe LLC, 3.05%, 02/15/51	990	715,211
Canadian National Railway Co., 4.40%, 08/05/52	240	225,310
CSX Corp., 2.60%, 11/01/26	800	760,766
GN Bondco LLC, 9.50%, 10/15/31(a)(d)	303	295,816
Ryder System, Inc. 5.65%, 03/01/28	140	144,191
6.60%, 12/01/33	825	914,677
XPO, Inc., 7.13%, 02/01/32(a)	50	51,604

		3,107,575

Health Care Equipment & Supplies — 0.2%
Abbott Laboratories, 4.90%, 11/30/46	265	270,773
Agilent Technologies, Inc., 2.30%, 03/12/31	625	542,195
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28(a)	270	284,834
Becton Dickinson & Co., 4.30%, 08/22/32	180	173,645
DH Europe Finance II SARL, 3.40%, 11/15/49(d)	175	138,147
Zimmer Biomet Holdings, Inc., 5.35%, 12/01/28	160	164,839

		1,574,433

Health Care Providers & Services — 1.2%
Allina Health System, Series 2021, 2.90%, 11/15/51(d)	230	154,976
Banner Health, Series 2020, 3.18%, 01/01/50(d)	119	88,046
Baylor Scott & White Holdings, Series 2021, 2.84%, 11/15/50	92	63,553
Beth Israel Lahey Health, Inc., Series L, 3.08%, 07/01/51	169	108,604
Cencora, Inc. 3.45%, 12/15/27	1,427	1,374,761
2.70%, 03/15/31	117	102,615
CommonSpirit Health, 3.91%, 10/01/50	339	266,850
Fortrea Holdings, Inc., 7.50%, 07/01/30(a)(d)	35	35,944

Security	Par (000)	Value

Health Care Providers & Services (continued)
Fred Hutchinson Cancer Center, Series 2022, 4.97%, 01/01/52(d)	$130	$124,176
Hackensack Meridian Health, Inc., Series 2020, 2.88%, 09/01/50	58	40,170
HCA, Inc. 3.63%, 03/15/32	720	643,806
5.13%, 06/15/39	485	462,160
3.50%, 07/15/51	175	123,230
4.63%, 03/15/52	745	633,555
Heartland Dental LLC/Heartland Dental Finance Corp., 10.50%, 04/30/28(a)(d)	140	145,256
Hoag Memorial Hospital Presbyterian, 3.80%, 07/15/52	73	59,901
Humana, Inc., 5.75%, 03/01/28	215	223,414
Inova Health System Foundation, 4.07%, 05/15/52(d)	18	15,480
IQVIA, Inc., 6.25%, 02/01/29(a)	95	99,175
Kaiser Foundation Hospitals
Series 2021, 2.81%, 06/01/41	57	42,699
Series 2021, 3.00%, 06/01/51	161	114,668
Memorial Sloan-Kettering Cancer Center, Series 2020, 2.96%, 01/01/50	46	32,584
Methodist Hospital, Series 20A, 2.71%, 12/01/50	87	57,277
Providence St Joseph Health Obligated Group,
Series 21A, 2.70%, 10/01/51	136	82,375
Star Parent, Inc., 9.00%, 10/01/30(a)	40	42,154
Sutter Health, Series 20A, 3.36%, 08/15/50	54	39,951
UMass Memorial Health Care Obligated Group, 5.36%, 07/01/52	42	41,968
UnitedHealth Group, Inc. 2.30%, 05/15/31	185	160,306
4.75%, 07/15/45	800	776,695
2.90%, 05/15/50	410	286,894
3.25%, 05/15/51	5	3,787
5.88%, 02/15/53	320	362,427
5.05%, 04/15/53	520	525,291
3.13%, 05/15/60(d)	730	518,698
6.05%, 02/15/63	325	374,769
WakeMed, Series A, 3.29%, 10/01/52	81	57,323

		8,285,538

Hotel & Resort REITs — 0.0%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 5.88%, 10/01/28(a)	253	248,821

Hotels, Restaurants & Leisure — 0.7%
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc., 4.38%, 01/15/28(a)	200	191,016
Carnival Corp.(a) 7.63%, 03/01/26	371	377,708
10.50%, 06/01/30	275	300,795
Choice Hotels International, Inc., 3.70%, 12/01/29	145	128,494
Darden Restaurants, Inc., 6.30%, 10/10/33	240	258,008
Marriott International, Inc. 5.00%, 10/15/27(d)	170	172,006
5.55%, 10/15/28	310	319,693
Series AA, 4.65%, 12/01/28	46	45,811
Series FF, 4.63%, 06/15/30	41	40,262
Series HH, 2.85%, 04/15/31	670	579,867
McDonald’s Corp. 3.63%, 09/01/49	1,390	1,114,035
5.15%, 09/09/52	350	355,736
NCL Corp. Ltd.(a) 5.88%, 03/15/26	441	430,927

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
NCL Corp. Ltd.(a) (continued) 7.75%, 02/15/29	$244	$245,477
Raising Cane’s Restaurants LLC, 9.38%, 05/01/29(a)	95	101,382
Royal Caribbean Cruises Ltd.(a) 5.50%, 08/31/26(d)	162	160,404
11.63%, 08/15/27	196	213,281

		5,034,902

Household Durables — 0.2%
Lennar Corp., 4.75%, 11/29/27	90	89,793
MDC Holdings, Inc., 3.97%, 08/06/61	210	136,769
NVR, Inc., 3.00%, 05/15/30	1,375	1,225,032

		1,451,594

Household Products — 0.0%
Kimberly-Clark Corp., 2.88%, 02/07/50	160	114,830

Independent Power and Renewable Electricity Producers(a)(d) — 0.1%
Calpine Corp., 5.00%, 02/01/31	200	183,343
NRG Energy, Inc., 5.25%, 06/15/29	193	186,898

		370,241

Insurance — 1.7%
Aflac, Inc., 4.75%, 01/15/49	45	42,317
Aon Global Ltd., 3.88%, 12/15/25	1,500	1,469,324
Arch Capital Group Ltd., 3.64%, 06/30/50	400	305,261
Arthur J Gallagher & Co. 6.50%, 02/15/34	590	644,945
3.50%, 05/20/51	950	703,738
6.75%, 02/15/54	465	542,553
Assured Guaranty U.S. Holdings, Inc., 6.13%, 09/15/28	400	419,831
Athene Holding Ltd. 3.95%, 05/25/51(d)	30	22,520
3.45%, 05/15/52	55	36,840
Berkshire Hathaway Finance Corp. 4.20%, 08/15/48	125	115,027
2.85%, 10/15/50	95	66,523
3.85%, 03/15/52	175	146,223
Brighthouse Financial, Inc., 3.85%, 12/22/51	120	78,942
Brown & Brown, Inc. 4.20%, 03/17/32	120	109,446
4.95%, 03/17/52	340	301,347
Enstar Group Ltd., 3.10%, 09/01/31	805	656,464
Fairfax Financial Holdings Ltd., 3.38%, 03/03/31	360	316,356
Marsh & McLennan Cos., Inc. 4.75%, 03/15/39	111	107,898
4.20%, 03/01/48(d)	1,265	1,096,305
4.90%, 03/15/49	1,735	1,679,613
5.45%, 03/15/53	390	407,688
NFP Corp., 8.50%, 10/01/31(a)	115	124,648
Principal Financial Group, Inc. 5.38%, 03/15/33	270	276,076
5.50%, 03/15/53	90	90,749
Progressive Corp. 4.13%, 04/15/47	135	118,908
3.70%, 03/15/52	35	28,234
RenaissanceRe Holdings Ltd., 5.75%, 06/05/33	1,450	1,460,973
Travelers Cos., Inc., 5.45%, 05/25/53	140	150,959
Unum Group, 4.13%, 06/15/51	410	306,050

		11,825,758

Interactive Media & Services — 0.3%
Alphabet, Inc., 2.25%, 08/15/60(d)	335	207,252

Security	Par (000)	Value

Interactive Media & Services (continued)
Cogent Communications Group, Inc., 7.00%, 06/15/27(a)	$269	$270,345
Meta Platforms, Inc. 4.45%, 08/15/52	280	257,264
5.60%, 05/15/53	1,590	1,723,297

		2,458,158

Internet Software & Services — 0.1%
Booking Holdings, Inc., 4.63%, 04/13/30	315	317,357
EquipmentShare.com, Inc., 9.00%, 05/15/28(a)	90	92,596
VeriSign, Inc., 2.70%, 06/15/31	630	539,950

		949,903

IT Services — 0.8%
Fiserv, Inc. 5.45%, 03/02/28	790	813,585
5.60%, 03/02/33(d)	865	902,949
4.40%, 07/01/49	780	687,499
International Business Machines Corp. 4.40%, 07/27/32	1,105	1,085,474
4.25%, 05/15/49	1,465	1,282,028
5.10%, 02/06/53	790	792,362
Kyndryl Holdings, Inc., 4.10%, 10/15/41	30	22,520

		5,586,417

Machinery — 0.3%
IDEX Corp., 2.63%, 06/15/31	2,189	1,861,224
Ingersoll Rand, Inc. 5.40%, 08/14/28	200	206,088
5.70%, 08/14/33	70	74,060
Otis Worldwide Corp. 3.11%, 02/15/40	70	55,975
3.36%, 02/15/50	70	54,186

		2,251,533

Media — 1.2%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/28(a)	35	32,253
Cable One, Inc., 4.00%, 11/15/30(a)	95	76,916
CCO Holdings LLC/CCO Holdings Capital Corp.(a) 5.38%, 06/01/29	50	47,129
6.38%, 09/01/29	545	537,459
4.75%, 03/01/30(d)	50	45,688
4.50%, 08/15/30(d)	10	9,015
7.38%, 03/01/31(d)	475	487,523
4.75%, 02/01/32	50	44,098
Charter Communications Operating LLC/Charter Communications Operating Capital 5.38%, 05/01/47	165	140,221
3.95%, 06/30/62	325	204,462
5.50%, 04/01/63(d)	470	392,202
Comcast Corp. 2.35%, 01/15/27	400	375,497
4.65%, 02/15/33(d)	1,020	1,026,144
2.99%, 11/01/63	880	567,211
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 08/15/27(a)	384	360,798
FactSet Research Systems, Inc. 2.90%, 03/01/27	1,575	1,474,721
3.45%, 03/01/32	483	432,540
Interpublic Group of Cos., Inc., 3.38%, 03/01/41	78	59,479
Nexstar Media, Inc., 4.75%, 11/01/28(a)(d)	179	164,945
Paramount Global, 4.20%, 05/19/32	190	169,576
Sirius XM Radio, Inc., 5.50%, 07/01/29(a)(d)	50	48,341
TEGNA, Inc., 4.63%, 03/15/28(d)	478	446,485

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Thomson Reuters Corp., 3.35%, 05/15/26	$800	$768,951
Time Warner Cable LLC, 4.50%, 09/15/42	250	196,184
Univision Communications, Inc.(a) 8.00%, 08/15/28	190	196,008
7.38%, 06/30/30	200	199,426

		8,503,272

Metals & Mining — 0.8%
Arsenal AIC Parent LLC, 8.00%, 10/01/30(a)(d)	105	109,553
ATI, Inc., 7.25%, 08/15/30	110	114,443
BHP Billiton Finance USA Ltd. 4.75%, 02/28/28	1,575	1,591,217
4.90%, 02/28/33	565	577,756
Cleveland-Cliffs, Inc., 6.75%, 04/15/30(a)(d)	215	218,027
FMG Resources August 2006 Pty. Ltd.(a) 4.50%, 09/15/27	50	48,039
5.88%, 04/15/30(d)	25	24,770
FMG Resources August Pty. Ltd., 6.13%, 04/15/32(a)(d)	260	261,873
Mineral Resources Ltd.(a) 8.13%, 05/01/27(d)	40	40,636
9.25%, 10/01/28	125	132,971
Nucor Corp., 3.13%, 04/01/32	195	175,109
Rain Carbon, Inc., 12.25%, 09/01/29(d)	223	217,983
Reliance Steel & Aluminum Co., 2.15%, 08/15/30	1,575	1,329,331
Rio Tinto Finance USA Ltd., 2.75%, 11/02/51	230	157,165
Rio Tinto Finance USA PLC, 5.13%, 03/09/53	620	644,484
Southern Copper Corp., 3.88%, 04/23/25	152	148,295
Taseko Mines Ltd., 7.00%, 02/15/26(a)(d)	39	36,960

		5,828,612

Oil, Gas & Consumable Fuels — 2.3%
Canadian Natural Resources Ltd., 2.95%, 07/15/30(d)	551	485,777
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27	160	160,777
Chevron Corp., 3.08%, 05/11/50	60	45,291
Civitas Resources, Inc.(a) 5.00%, 10/15/26	10	9,698
8.38%, 07/01/28(d)	275	287,085
8.63%, 11/01/30(d)	80	84,858
8.75%, 07/01/31	250	266,137
CNOOC Finance 2015 USA LLC, Series 2015, 3.50%, 05/05/25	600	587,982
CNX Resources Corp., 6.00%, 01/15/29(a)(d)	210	201,313
Comstock Resources, Inc., 6.75%, 03/01/29(a)	369	337,453
ConocoPhillips Co., 3.80%, 03/15/52	85	68,671
Continental Resources, Inc., 4.38%, 01/15/28	100	96,822
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31(a)	150	142,141
Crescent Energy Finance LLC(a) 7.25%, 05/01/26	50	50,308
9.25%, 02/15/28(d)	105	108,945
CVR Energy, Inc., 8.50%, 01/15/29	281	279,595
DCP Midstream Operating LP, 3.25%, 02/15/32	17	14,741
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/01/30(a)	40	40,904
Diamondback Energy, Inc., 6.25%, 03/15/33	125	133,565
Enbridge, Inc., 6.00%, 11/15/28	145	152,230
EQT Corp., 7.00%, 02/01/30(d)	45	48,296
Equinor ASA 3.25%, 11/10/24(d)	400	393,303
3.25%, 11/18/49	500	378,782

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp., 3.45%, 04/15/51(d)	$475	$372,620
Global Partners LP/GLP Finance Corp., 6.88%, 01/15/29(d)	200	193,003
Hess Corp., 5.60%, 02/15/41	165	173,277
Hilcorp Energy I LP/Hilcorp Finance Co., 8.38%, 11/01/33(a)	100	105,944
Marathon Petroleum Corp. 4.50%, 04/01/48	93	77,862
5.00%, 09/15/54	182	160,564
MPLX LP 4.88%, 12/01/24	209	207,808
4.50%, 04/15/38	650	578,413
5.20%, 03/01/47	70	64,923
4.70%, 04/15/48	355	305,943
5.50%, 02/15/49	535	517,392
4.95%, 03/14/52	517	459,895
4.90%, 04/15/58	340	288,342
New Fortress Energy, Inc.(a) 6.75%, 09/15/25	50	49,601
6.50%, 09/30/26(d)	200	192,081
Noble Finance II LLC, 8.00%, 04/15/30(a)	75	78,041
ONEOK Partners LP 4.90%, 03/15/25	2,000	1,988,355
6.13%, 02/01/41	75	78,301
ONEOK, Inc. 6.35%, 01/15/31	1,140	1,217,513
6.10%, 11/15/32	590	626,929
7.15%, 01/15/51	80	91,661
Parkland Corp., 5.88%, 07/15/27(a)(d)	10	9,960
PBF Holding Co. LLC/PBF Finance Corp. 6.00%, 02/15/28(d)	50	48,676
7.88%, 09/15/30(a)	90	91,656
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/29	225	207,151
4.90%, 02/15/45	170	146,562
Shell International Finance BV 6.38%, 12/15/38	67	77,040
3.00%, 11/26/51	178	126,777
Sunoco LP/Sunoco Finance Corp., 7.00%, 09/15/28(a)	230	237,307
Targa Resources Corp., 4.95%, 04/15/52	190	166,686
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 03/01/30(d)	1,100	1,099,802
Transocean, Inc.(a) 11.50%, 01/30/27	200	209,000
8.75%, 02/15/30	285	297,757
Valaris Ltd., 8.38%, 04/30/30(a)	95	97,331
Venture Global Calcasieu Pass LLC, 6.25%, 01/15/30(a)	200	198,918
Venture Global LNG, Inc.(a) 8.13%, 06/01/28	85	85,841
9.50%, 02/01/29	241	255,018
8.38%, 06/01/31	80	79,959
9.88%, 02/01/32	311	323,950
Western Midstream Operating LP, 6.35%, 01/15/29	65	67,887
Williams Cos., Inc., 5.30%, 08/15/28	740	757,428

		16,787,848

Passenger Airlines(a) — 0.1%
American Airlines, Inc., 8.50%, 05/15/29	145	153,120

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Passenger Airlines (continued)
United Airlines, Inc. 4.38%, 04/15/26	$184	$179,290
4.63%, 04/15/29	382	357,260

		689,670

Personal Care Products — 0.1%
Colgate-Palmolive Co. 3.25%, 08/15/32	90	83,501
3.70%, 08/01/47(d)	30	26,261
Unilever Capital Corp., 5.00%, 12/08/33	560	580,862

		690,624

Pharmaceuticals — 0.6%
AbbVie, Inc. 4.05%, 11/21/39	50	45,147
4.40%, 11/06/42	135	125,168
4.70%, 05/14/45	145	137,979
4.25%, 11/21/49(d)	180	160,408
AstraZeneca PLC, 4.38%, 11/16/45	200	187,784
Bausch Health Cos., Inc.(a) 11.00%, 09/30/28	100	72,698
14.00%, 10/15/30(d)	100	55,632
Bristol-Myers Squibb Co. 2.55%, 11/13/50	1,070	678,324
3.90%, 03/15/62	415	323,837
Eli Lilly & Co. 4.88%, 02/27/53(d)	115	118,941
4.95%, 02/27/63	160	165,733
Jazz Securities DAC, 4.38%, 01/15/29(a)	10	9,314
Johnson & Johnson 3.63%, 03/03/37	195	179,379
3.70%, 03/01/46	529	462,814
Merck & Co., Inc. 4.00%, 03/07/49	330	289,968
5.00%, 05/17/53	710	730,027
Novartis Capital Corp., 2.75%, 08/14/50(d)	271	195,941
Pfizer Investment Enterprises Pte. Ltd., 5.34%, 05/19/63	80	80,768
Pfizer, Inc., 7.20%, 03/15/39	80	99,381
Zoetis, Inc., 3.00%, 05/15/50	100	71,717

		4,190,960

Professional Services — 0.2%
Verisk Analytics, Inc., 4.13%, 03/15/29	1,056	1,030,130

Real Estate Management & Development — 0.1%
CBRE Services, Inc., 4.88%, 03/01/26	220	220,099
Greystar Real Estate Partners LLC, 7.75%, 09/01/30	70	73,325
Howard Hughes Corp., 4.13%, 02/01/29(a)	250	222,928

		516,352

Retail REITs — 0.0%
Simon Property Group LP, 3.25%, 09/13/49	330	238,297

Semiconductors & Semiconductor Equipment — 0.8%
Analog Devices, Inc. 1.70%, 10/01/28	385	341,431
2.80%, 10/01/41	240	178,650
2.95%, 10/01/51	180	128,717
Broadcom, Inc. 3.15%, 11/15/25	198	191,782
4.00%, 04/15/29(a)	1,860	1,795,382
3.14%, 11/15/35(a)	475	389,967
3.50%, 02/15/41(a)	1,110	879,973
3.75%, 02/15/51(a)(d)	815	640,722

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Marvell Technology, Inc., 5.95%, 09/15/33	$90	$95,435
Micron Technology, Inc., 6.75%, 11/01/29	180	194,506
NCR Atleos Corp., 9.50%, 04/01/29(a)	205	217,812
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25	190	183,095
Texas Instruments, Inc., 2.70%, 09/15/51	870	590,731

		5,828,203

Software — 0.7%
Cloud Software Group, Inc., 6.50%, 03/31/29(a)	100	95,244
Electronic Arts, Inc., 2.95%, 02/15/51	150	106,063
Intuit, Inc. 1.65%, 07/15/30	71	59,643
5.20%, 09/15/33	460	481,569
5.50%, 09/15/53	150	164,041
Microsoft Corp. 2.53%, 06/01/50	325	221,869
2.50%, 09/15/50	125	84,397
3.04%, 03/17/62(d)	365	263,327
MicroStrategy, Inc., 6.13%, 06/15/28(a)	146	141,640
Oracle Corp. 4.50%, 05/06/28	350	349,956
4.65%, 05/06/30	235	234,077
2.88%, 03/25/31	615	544,800
3.65%, 03/25/41	940	745,527
3.60%, 04/01/50	70	51,849
3.95%, 03/25/51	300	234,920
5.55%, 02/06/53	450	450,125
3.85%, 04/01/60	980	710,148
ServiceNow, Inc., 1.40%, 09/01/30	72	59,191

		4,998,386

Specialized REITs — 0.3%
Iron Mountain, Inc., 7.00%, 02/15/29(a)	300	308,363
Public Storage Operating Co. 1.95%, 11/09/28(d)	1,775	1,582,035
2.25%, 11/09/31	125	106,861
5.35%, 08/01/53(d)	160	167,048

		2,164,307

Specialty Retail — 0.1%
Academy Ltd., 6.00%, 11/15/27(a)	179	175,793
Bath & Body Works, Inc., 6.88%, 11/01/35	200	202,507
eG Global Finance PLC, 12.00%, 11/30/28(a)	200	213,006
Foot Locker, Inc., 4.00%, 10/01/29(a)(d)	360	297,900
Gap, Inc., 3.63%, 10/01/29(a)	142	121,409

		1,010,615

Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc. 2.70%, 08/05/51	890	611,980
3.95%, 08/08/52	45	39,384
2.55%, 08/20/60(d)	95	62,578
2.85%, 08/05/61	450	307,399
4.10%, 08/08/62	270	240,490
Western Digital Corp., 4.75%, 02/15/26	363	356,109

		1,617,940

Textiles, Apparel & Luxury Goods — 0.2%
Tapestry, Inc. 7.35%, 11/27/28	120	125,879
7.70%, 11/27/30	170	178,960

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Textiles, Apparel & Luxury Goods (continued)
Tapestry, Inc. (continued) 3.05%, 03/15/32	$960	$780,951
7.85%, 11/27/33	355	378,743

		1,464,533

Tobacco — 1.3%
Altria Group, Inc. 2.45%, 02/04/32	1,550	1,263,978
5.80%, 02/14/39(d)	727	740,517
4.45%, 05/06/50	215	170,493
3.70%, 02/04/51	430	302,528
4.00%, 02/04/61	365	266,129
BAT Capital Corp. 6.34%, 08/02/30	680	713,934
7.75%, 10/19/32	25	28,222
6.42%, 08/02/33(d)	580	606,849
4.39%, 08/15/37	420	351,679
3.73%, 09/25/40	125	91,888
7.08%, 08/02/43	145	153,967
7.08%, 08/02/53	170	181,740
Philip Morris International, Inc. 5.75%, 11/17/32	710	745,117
5.38%, 02/15/33	290	297,454
5.63%, 09/07/33	650	678,877
6.38%, 05/16/38	1,510	1,689,609
4.25%, 11/10/44	1,530	1,311,968

		9,594,949

Water Utilities — 0.1%
American Water Capital Corp., 2.80%, 05/01/30	270	241,594
Essential Utilities, Inc., 2.70%, 04/15/30	380	332,171

		573,765

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc. 3.60%, 11/15/60	420	305,689
5.80%, 09/15/62	985	1,055,994

		1,361,683

Total Corporate Bonds — 31.8% (Cost: $238,061,619)		228,316,805

Foreign Agency Obligations

Canada — 0.1%
Province of Quebec Canada, 4.50%, 09/08/33	600	607,180

Chile — 0.1%
Chile Government International Bond, 3.10%, 01/22/61	650	433,469

Indonesia — 0.1%
Indonesia Government International Bond 4.75%, 07/18/47(a)	300	294,562
3.35%, 03/12/71	200	145,813

		440,375

Mexico — 0.1%
Mexico Government International Bond 6.05%, 01/11/40	100	100,844
4.50%, 01/31/50(d)	340	277,206
3.77%, 05/24/61	535	361,627

		739,677

Security	Par (000)	Value

Panama — 0.0%
Panama Government International Bond, 3.87%, 07/23/60	$220	$131,381

Peru — 0.0%
Peruvian Government International Bond, 3.55%, 03/10/51(d)	455	344,236

Philippines — 0.0%
Philippines Government International Bond 2.65%, 12/10/45	200	141,375
3.20%, 07/06/46	200	153,562

		294,937

South Korea — 0.0%
Export-Import Bank of Korea, 5.13%, 09/18/33	220	229,280

Total Foreign Agency Obligations — 0.4% (Cost: $3,731,117)		3,220,535

Municipal Bonds

California — 0.2%
Bay Area Toll Authority, RB, BAB
Series F-2, 6.26%, 04/01/49	100	116,497
Series S-1, 6.92%, 04/01/40	50	59,284
Bay Area Toll Authority, Refunding RB, Series F-3, 3.13%, 04/01/55	140	99,007
California State University, Refunding RB, Series B, 2.98%, 11/01/51	145	103,122
Regents of the University of California Medical Center Pooled Revenue, RB Series N, 3.01%, 05/15/50	120	83,952
Series N, 3.71%, 05/15/2120	85	58,621
State of California, GO, BAB, 7.60%, 11/01/40(d)	150	192,472
State of California, Refunding GO, 3.50%, 04/01/28	200	193,381
University of California, RB, Series AD, 4.86%, 05/15/2112	115	107,076

		1,013,412

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority, Refunding RB, Series D, Subordinate Lien, 3.21%, 10/01/48	200	157,661

Florida — 0.0%
State Board of Administration Finance Corp., RB, Series A, 2.15%, 07/01/30	119	101,395

Illinois — 0.1%
Chicago O’Hare International Airport, ARB, Series C, Senior Lien, 4.47%, 01/01/49(d)	110	104,586
Sales Tax Securitization Corp., Refunding RB, Series B, 2nd Lien, 3.24%, 01/01/42	140	114,924
State of Illinois, GO, 5.10%, 06/01/33(d)	255	252,164

		471,674

Louisiana — 0.0%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Class A-4, 4.48%, 08/01/39	65	62,342

Maryland — 0.0%
Maryland Health & Higher Educational Facilities Authority, Refunding RB Series D, 3.05%, 07/01/40	115	89,921
Series D, 3.20%, 07/01/50	80	57,902

		147,823

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts — 0.0%
Commonwealth of Massachusetts, GO, Series H, 2.90%, 09/01/49	$100	$71,769

Michigan — 0.0%
University of Michigan, RB
Series A, 3.50%, 04/01/52	38	30,746
Series B, 3.50%, 04/01/52(d)	67	54,048
University of Michigan, Refunding RB, Series C, 3.60%, 04/01/47	238	208,564

		293,358

New Jersey — 0.0%
New Jersey Turnpike Authority, RB, BAB, Series A, 7.10%, 01/01/41	150	182,597

New York — 0.2%
City of New York, GO, Series B-1, 5.83%, 10/01/53(d)	130	146,893
Metropolitan Transportation Authority, RB, BAB, 6.81%, 11/15/40	105	116,810
New York City Municipal Water Finance Authority,
Refunding RB, 5.88%, 06/15/44	250	278,381
New York City Transitional Finance Authority Future
Tax Secured Revenue, RB, BAB, 5.51%, 08/01/37	110	113,599
Port Authority of New York & New Jersey, ARB 192nd Series, 4.81%, 10/15/65	50	48,210
Series 210, 4.03%, 09/01/48	200	174,311
Port Authority of New York & New Jersey, RB,
Series 191, 4.82%, 06/01/45	200	187,616

		1,065,820

Oklahoma — 0.0%
Oklahoma Development Finance Authority, RB,
Series A-2, 4.62%, 06/01/44	110	106,820

Pennsylvania — 0.0%
Pennsylvania State University, Refunding RB,
Series D, 2.84%, 09/01/50	80	56,274

Texas — 0.1%
Board of Regents of the University of Texas System,
Refunding RB, Series B, 2.44%, 08/15/49	105	67,830
Dallas Area Rapid Transit, Refunding RB, Series A, Senior Lien, 2.61%, 12/01/48	100	68,995
Dallas Fort Worth International Airport, Refunding RB, 2.84%, 11/01/46	100	75,233
Grand Parkway Transportation Corp., Refunding RB, Subordinate, 3.24%, 10/01/52	100	75,225
Texas Transportation Commission State Highway Fund, Refunding RB, 4.00%, 10/01/33	140	134,170

		421,453

Virginia — 0.0%
University of Virginia, Refunding RB, Series U, 2.58%, 11/01/51	60	40,218

Total Municipal Bonds — 0.6% (Cost: $5,069,863)		4,192,616

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 4.9%
American Home Mortgage Investment Trust, Series 2004-3, Class 4A, (6-mo. CME Term SOFR + 1.93%), 4.46%, 10/25/34(b)	3	2,935

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Citigroup Mortgage Loan Trust, Series 2013-AA,
Class A, 3.00%, 05/25/42(a)(b)	$5	$4,034
Connecticut Avenue Securities Trust(a)(b)
Series 2019-R01, Class 2M2, (30-day Avg SOFR + 2.56%), 7.90%, 07/25/31	295	296,238
Series 2019-R07, Class 1M2, (30-day Avg SOFR + 2.21%), 7.55%, 10/25/39	17	16,911
Series 2019-R07, Class 1M2, (30-day Avg SOFR + 2.51%), 7.85%, 04/25/31	143	143,424
Series 2021-R01, Class 1B1, (30-day Avg SOFR + 3.10%), 8.44%, 10/25/41	750	756,053
Series 2021-R01, Class 1M1, (30-day Avg SOFR + 0.75%), 6.09%, 10/25/41	368	367,687
Series 2021-R01, Class 1M2, (30-day Avg SOFR + 1.55%), 6.89%, 10/25/41	3,040	3,038,045
Series 2022-R01, Class 1M1, (30-day Avg SOFR + 1.00%), 6.34%, 12/25/41	3,715	3,704,936
Series 2022-R02, Class 2M1, (30-day Avg SOFR + 1.20%), 6.54%, 01/25/42	2,991	2,981,273
Series 2023-R02, Class 1M2, (30-day Avg SOFR + 3.35%), 8.69%, 01/25/43	420	440,032
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-6, Class 3A1, 5.00%, 09/25/19	5	2,705
Fannie Mae, Series 2023-R08, Class 1M1, (30-day
Avg SOFR + 1.50%), 6.84%, 10/25/43(b)	3,165	3,171,596
Fannie Mae Connecticut Avenue Securities(b)
Series 2017-C05, Class 1EB3, (30-day Avg SOFR
+ 1.31%), 6.65%, 01/25/30	488	487,859
Series 2018-C01, Class 1ED2, (30-day Avg SOFR
+ 0.96%), 6.30%, 07/25/30	108	107,718
Series 2018-C01, Class 1M2C, (30-day Avg SOFR
+ 2.36%), 7.70%, 07/25/30	2,150	2,158,497
Series 2021-R02, Class 2B1, (30-day Avg SOFR + 3.30%), 8.64%, 11/25/41(a)	900	908,260
Series 2021-R02, Class 2M2, (30-day Avg SOFR + 2.00%), 7.34%, 11/25/41(a)	800	793,245
Freddie Mac STACR REMIC Trust(b)
Series 2021-DNA3, Class M1, (30-day Avg SOFR + 0.75%), 6.09%, 10/25/33(a)	111	110,350
Series 2021-DNA3, Class M2, (30-day Avg SOFR + 2.10%), 7.44%, 10/25/33(a)	670	672,114
Series 2021-DNA6, Class M1, (30-day Avg SOFR + 0.80%), 6.14%, 10/25/41(a)	2,134	2,126,431
Series 2021-HQA2, Class M1, (30-day Avg SOFR + 0.70%), 6.04%, 12/25/33(a)	179	178,545
Series 2021-HQA3, Class M1, (30-day Avg SOFR + 1.85%), 7.19%, 11/25/43	890	894,801
Series 2021-HQA4, Class M1, (30-day Avg SOFR + 0.95%), 6.29%, 12/25/41(a)	3,024	2,986,364
Series 2022-HQA1, Class M1A, (30-day Avg SOFR + 2.10%), 7.44%, 03/25/42(a)	861	868,021
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
Series 2017-DNA1, Class M2, (30-day Avg SOFR + 3.36%), 8.70%, 07/25/29	3,953	4,082,676
Series 2017-HQA2, Class M2, (30-day Avg SOFR + 2.76%), 8.10%, 12/25/29	575	587,797
Series 2020-HQA5, Class M2, (30-day Avg SOFR + 2.60%), 7.94%, 11/25/50(a)	3,426	3,488,390

		35,376,937

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities — 1.7%
BBCMS Mortgage Trust
Class A5, 5.45%, 04/15/56	$380	$392,310
Class A5, 6.80%, 11/15/56	600	681,889
Citigroup Commercial Mortgage Trust, Series 2017-
P8, Class AS, 3.79%, 09/15/50(b)	2,090	1,892,108
Commercial Mortgage Trust, Series 2014-CR17,
Class A5, 3.98%, 05/10/47	670	664,420
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 09/10/35(a)(b)	150	134,792
GS Mortgage Securities Trust
Series 2014-GC20, Class A5, 4.00%, 04/10/47	424	423,113
Series 2015-GC30, Class B, 4.02%, 05/10/50(b)	300	266,685
Series 2015-GS1, Class A3, 3.73%, 11/10/48	2,030	1,956,842
JP Morgan Chase Commercial Mortgage Securities
Trust, Series 2006-CB16, Class B, 5.67%, 05/12/45(b)(c)	210	10,823
JPMBB Commercial Mortgage Securities Trust
Series 2014-C25, Class AS, 4.07%, 11/15/47	2,180	1,981,064
Series 2015-C31, Class A3, 3.80%, 08/15/48	1,043	1,001,812
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C5, Class A5, 3.69%, 03/15/50	1,160	1,086,497
Morgan Stanley Capital I Trust, Series 2019-L3,
Class AS, 3.49%, 11/15/52	970	843,879
Wells Fargo Commercial Mortgage Trust, Series 2014-
LC18, Class AS, 3.81%, 12/15/47	510	489,777
WFRBS Commercial Mortgage Trust, Series 2014-
C23, Class A4, 3.65%, 10/15/57	260	256,385

		12,082,396

Total Non-Agency Mortgage-Backed Securities — 6.6%
(Cost: $48,614,552)		47,459,333

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations(a)(b) — 0.1%
Freddie Mac STACR Trust
Series 2019-DNA4, Class M2, (30-day Avg SOFR + 2.06%), 7.40%, 10/25/49	59	59,447
Series 2019-FTR2, Class M1, (30-day Avg SOFR + 1.06%), 6.40%, 11/25/48	304	302,816

		362,263

Commercial Mortgage-Backed Securities — 1.6%
Fannie Mae(b)
Series 2014-M3, Class A2, 3.50%, 01/25/24	87	86,232
Series 2016-M13, Class A2, 2.51%, 09/25/26	581	553,029
Series 2018-M1, Class A2, 2.99%, 12/25/27	1,108	1,055,679
Series 2018-M7, Class A2, 3.03%, 03/25/28	1,445	1,373,941
Series 2018-M8, Class A2, 3.30%, 06/25/28	3,395	3,264,050
Freddie Mac Multifamily Structured Pass Through
Certificates
Series K055, Class A2, 2.67%, 03/25/26	1,590	1,526,685
Series K060, Class A2, 3.30%, 10/25/26	1,190	1,153,002
Series K061, Class A2, 3.35%, 11/25/26(b)	1,588	1,538,691
Series K072, Class A2, 3.44%, 12/25/27	1,190	1,149,213

		11,700,522

Mortgage-Backed Securities — 31.1%
Fannie Mae Mortgage-Backed Securities
3.00%, 02/01/47	60	54,118
4.00%, 02/01/47 - 02/01/57	1,133	1,069,754
3.50%, 11/01/51	3,267	3,050,912
(11th District Cost of Funds + 1.25%), 4.27%, 09/01/34(b)	52	50,234

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
Fannie Mae Mortgage-Backed Securities (continued)
(12-mo. LIBOR US + 1.41%), 4.16%, 04/01/35(b)	$23		$22,409
(12-mo. LIBOR US + 1.53%), 5.19%, 05/01/43(b)	13		12,636
(12-mo. LIBOR US + 1.54%), 5.41%, 06/01/43(b)	24		24,389
(12-mo. LIBOR US + 1.71%), 5.08%, 04/01/40(b)	3		2,686
(12-mo. LIBOR US + 1.75%), 6.00%, 08/01/41(b)	21		21,444
(12-mo. LIBOR US + 1.78%), 5.45%, 01/01/42(b)	7		6,579
(12-mo. LIBOR US + 1.81%), 4.26%, 02/01/42(b)	1		653
(12-mo. LIBOR US + 1.82%), 6.07%, 09/01/41(b)	14		14,297
(6-mo. LIBOR US + 1.04%), 5.16%, 05/01/33(b)	2		2,468
(6-mo. LIBOR US + 1.36%), 4.90%, 10/01/32(b)	9		8,900
Freddie Mac Mortgage-Backed Securities 4.50%, 05/01/24 - 01/01/49	940		932,505
4.00%, 10/01/24 - 01/01/49	2,494		2,413,188
5.00%, 08/01/25 - 03/01/48	292		295,962
3.50%, 04/01/26 - 04/01/49	5,621		5,281,144
2.50%, 02/01/27	225		217,618
3.00%, 05/01/27 - 10/01/47	4,716		4,335,000
6.00%, 11/01/28 - 04/01/38	192		198,410
6.50%, 06/01/29 - 08/01/36	194		205,337
7.50%, 12/01/30	—	(e)	312
5.50%, 05/01/33 - 08/01/38	459		472,495
(11th District Cost of Funds + 1.25%), 4.26%, 11/01/27(b)	25		24,714
(12-mo. LIBOR US + 1.50%), 5.25%, 06/01/43(b)	1		732
(12-mo. LIBOR US + 1.60%), 6.85%, 08/01/43(b)	4		3,696
(12-mo. LIBOR US + 1.65%), 6.58%, 05/01/43(b)	23		23,557
(12-mo. LIBOR US + 1.73%), 5.70%, 08/01/41(b)	15		15,436
(12-mo. LIBOR US + 1.75%), 4.82%, 04/01/38(b)	29		28,277
(12-mo. LIBOR US + 1.75%), 4.19%, 02/01/40(b)	19		18,880
(12-mo. LIBOR US + 1.79%), 6.04%, 09/01/32(b)	1		1,360
(12-mo. LIBOR US + 1.89%), 5.98%, 07/01/41(b)	6		6,239
(12-mo. LIBOR US + 1.90%), 5.77%, 01/01/42(b)	—	(e)	418
(1-year CMT + 2.34%), 4.68%, 04/01/32(b)	14		13,416
Ginnie Mae Mortgage-Backed Securities 6.50%, 06/15/28 - 01/22/54(f)	1,567		1,605,615
7.50%, 08/20/30	2		1,594
6.00%, 01/15/32 - 01/22/54(f)	680		693,801
5.00%, 11/20/33 - 01/22/54(f)	1,674		1,677,832
5.50%, 05/20/36 - 01/22/54(f)	2,117		2,140,140
4.50%, 03/15/39 - 01/22/54(f)	3,047		3,014,964
4.00%, 09/15/40 - 09/15/49	4,470		4,322,237
3.50%, 01/15/41 - 01/22/54(f)	6,969		6,551,930
3.00%, 01/20/43 - 09/20/52	8,194		7,504,555
2.50%, 12/20/46 - 04/20/52	10,037		8,703,886
2.00%, 08/20/50 - 12/20/51	10,300		8,716,039
Uniform Mortgage-Backed Securities 4.00%, 06/01/24 - 03/01/51(f)	9,292		8,933,020
5.00%, 10/01/24 - 01/16/54(f)	32,808		32,500,652
4.50%, 11/01/24 - 01/16/54(f)	5,437		5,339,410
3.00%, 12/01/26 - 01/01/52	17,666		16,079,756
2.50%, 09/01/28 - 01/16/54(f)	34,689		30,101,924
7.50%, 09/01/29	1		1,455
6.50%, 12/01/30 - 01/16/54(f)	1,485		1,532,081
3.50%, 11/01/31 - 06/01/49(f)	7,379		6,944,004
6.00%, 11/01/31 - 01/16/54(f)	4,548		4,626,816
7.00%, 01/01/32 - 06/01/32	11		11,731
5.50%, 10/01/32 - 01/16/54(f)	5,327		5,404,622

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities (continued) 2.00%, 12/01/35 - 03/01/52(f)	$48,533	$40,737,563
1.50%, 03/01/36 - 07/01/51(f)	9,357	7,732,471

		223,708,273

Total U.S. Government Sponsored Agency Securities — 32.8%
(Cost: $259,808,129)		235,771,058

U.S. Treasury Obligations
U.S. Treasury Bonds 4.50%, 08/15/39	4,100	4,338,633
3.38%, 11/15/48	11,000	9,584,609
4.13%, 08/15/53	2,500	2,526,953
U.S. Treasury Notes 4.00%, 12/15/25 - 02/29/28(d)	88,900	89,162,352
3.63%, 05/31/28	2,800	2,770,359
4.88%, 10/31/28	4,000	4,175,312
4.38%, 11/30/30	30,000	30,848,438

Total U.S. Treasury Obligations — 19.9%
(Cost: $141,038,429)		143,406,656

Total Long-Term Investments — 102.5%
(Cost: $771,722,326)		737,011,981

	Shares

Short-Term Securities

Money Market Funds — 7.6%
BlackRock Cash Funds: Institutional, SL Agency
Shares, 5.54%(g)(h)(i)	54,038,823	54,071,032
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(g)(h)	100,000	100,000

		54,171,032

	Par (000)

U.S. Treasury Obligations — 0.9%
U.S. Treasury Bills(j) 5.38%, 02/08/24	$2,100	2,088,627

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Bills(j) (continued) 5.39%, 02/22/24	$4,400	$4,367,291
5.00%, 04/16/24	100	98,481

		6,554,399

Total Short-Term Securities — 8.5%
(Cost: $60,706,438)		60,725,431

Total Investments Before TBA Sale Commitments — 111.0%
(Cost: $832,428,764)		797,737,412

TBA Sale Commitments(f)

Mortgage-Backed Securities — (0.7)%
Uniform Mortgage-Backed Securities 3.50%, 01/16/54	(782)	(717,179)
4.00%, 01/16/54	(800)	(756,594)
5.00%, 01/16/54	(3,700)	(3,660,399)

Total TBA Sale Commitments — (0.7)%
(Proceeds: $(5,051,304))		(5,134,172)

Total Investments, Net of TBA Sale Commitments — 110.3%
(Cost: $827,377,460)		792,603,240

Liabilities in Excess of Other Assets — (10.3)%		(73,818,593)

Net Assets — 100.0%		$718,784,647

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of this security is on loan.
(e)	Rounds to less than 1,000.
(f)	Represents or includes a TBA transaction.
(g)	Affiliate of the Master Portfolio.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.
(j)	Rates are discount rates or a range of discount rates as of period end.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$182,997,233	$—	$(128,957,253	)(a)	$49,289	$(18,237)	$54,071,032	54,038,823	$720,523	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	—	—		—	—	100,000	100,000	4,960		4

					$49,289	$(18,237)	$54,171,032		$725,483		$4

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro Bund	65	03/07/24	$9,846	$204,434
10-Year Australian Treasury Bonds	43	03/15/24	3,419	99,890
10-Year U.S. Treasury Note	118	03/19/24	13,321	276,319
U.S. Long Bond	231	03/19/24	28,861	1,889,829
Ultra U.S. Treasury Bond	27	03/19/24	3,607	229,612
2-Year U.S. Treasury Note	192	03/28/24	39,536	398,512
5-Year U.S. Treasury Note	212	03/28/24	23,060	380,722

				3,479,318

Short Contracts
Euro OAT	61	03/07/24	8,856	(309,147)
10-Year Canadian Bond	6	03/19/24	562	(2,265)
10-Year U.S. Ultra Long Treasury Note	120	03/19/24	14,162	(513,800)
Long Gilt	22	03/26/24	2,879	(63,866)

				(889,078)

				$2,590,240

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	540,000	USD	357,874	Bank of America N.A.	03/20/24	$10,960
AUD	640,000	USD	420,723	Barclays Bank PLC	03/20/24	16,413
AUD	180,000	USD	121,297	BNP Paribas SA	03/20/24	1,647
AUD	310,000	USD	204,767	Goldman Sachs International	03/20/24	6,971
AUD	480,000	USD	322,944	Goldman Sachs International	03/20/24	4,908
AUD	520,000	USD	342,150	Goldman Sachs International	03/20/24	13,024
AUD	270,000	USD	183,077	JPMorgan Chase Bank N.A.	03/20/24	1,340
BRL	690,000	USD	140,788	Goldman Sachs International	03/20/24	229
BRL	730,000	USD	148,495	Goldman Sachs International	03/20/24	697
BRL	10,970,000	USD	2,206,799	Morgan Stanley & Co. International PLC	03/20/24	35,168
CAD	140,000	USD	104,184	BNP Paribas SA	03/20/24	1,583
CAD	150,000	USD	112,200	BNP Paribas SA	03/20/24	1,122
CHF	200,000	USD	236,413	BNP Paribas SA	03/20/24	3,255
CHF	890,000	USD	1,023,107	HSBC Bank PLC	03/20/24	43,414

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CHF	80,000	USD	91,953	Royal Bank of Canada	03/20/24	$3,914
CLP	155,000,000	USD	173,355	Morgan Stanley & Co. International PLC	03/20/24	1,820
COP	460,000,000	USD	115,271	Barclays Bank PLC	03/20/24	1,621
COP	340,000,000	USD	84,721	Goldman Sachs International	03/20/24	1,677
COP	490,000,000	USD	121,490	Goldman Sachs International	03/20/24	3,025
COP	630,000,000	USD	156,991	Goldman Sachs International	03/20/24	3,100
COP	380,000,000	USD	94,013	Morgan Stanley & Co. International PLC	03/20/24	2,550
COP	2,670,000,000	USD	652,652	Morgan Stanley & Co. International PLC	03/20/24	25,827
CZK	4,100,000	USD	181,097	BNP Paribas SA	03/20/24	1,865
CZK	4,600,000	USD	205,211	Deutsche Bank AG	03/20/24	64
EUR	780,000	USD	844,728	Barclays Bank PLC	03/20/24	19,000
EUR	120,000	USD	131,361	Morgan Stanley & Co. International PLC	03/20/24	1,520
GBP	340,000	USD	432,075	Bank of America N.A.	03/20/24	1,470
GBP	130,000	USD	165,764	Barclays Bank PLC	03/20/24	3
GBP	330,000	USD	418,220	Goldman Sachs International	03/20/24	2,574
GBP	260,000	USD	326,469	JPMorgan Chase Bank N.A.	03/20/24	5,066
GBP	140,000	USD	178,105	Morgan Stanley & Co. International PLC	03/20/24	414
GBP	150,000	USD	189,569	Morgan Stanley & Co. International PLC	03/20/24	1,701
GBP	160,000	USD	201,457	Morgan Stanley & Co. International PLC	03/20/24	2,564
GBP	340,000	USD	433,409	Morgan Stanley & Co. International PLC	03/20/24	136
HUF	42,000,000	USD	117,443	Deutsche Bank AG	03/20/24	2,592
HUF	263,000,000	USD	736,179	JPMorgan Chase Bank N.A.	03/20/24	15,469
IDR	1,280,000,000	USD	81,862	Deutsche Bank AG	03/20/24	1,265
IDR	1,650,000,000	USD	106,611	Deutsche Bank AG	03/20/24	545
IDR	1,950,000,000	USD	125,759	Deutsche Bank AG	03/20/24	880
IDR	1,110,000,000	USD	70,813	Goldman Sachs International	03/20/24	1,273
IDR	5,250,000,000	USD	338,055	HSBC Bank PLC	03/20/24	2,895
IDR	2,960,000,000	USD	190,968	JPMorgan Chase Bank N.A.	03/20/24	1,263
IDR	4,140,000,000	USD	264,537	Standard Chartered Bank	03/20/24	4,327
INR	150,800,000	USD	1,802,610	Goldman Sachs International	03/20/24	3,205
KRW	3,365,000,000	USD	2,565,764	Citibank N.A.	03/20/24	44,300
KRW	180,000,000	USD	139,262	Deutsche Bank AG	03/20/24	355
KRW	195,000,000	USD	149,380	Goldman Sachs International	03/20/24	1,872
KRW	195,000,000	USD	150,792	Morgan Stanley & Co. International PLC	03/20/24	460
MXN	2,700,000	USD	153,426	Bank of America N.A.	03/20/24	3,604
MXN	11,800,000	USD	666,985	Deutsche Bank AG	03/20/24	19,295
MXN	2,100,000	USD	119,849	JPMorgan Chase Bank N.A.	03/20/24	2,285
MXN	3,000,000	USD	173,502	JPMorgan Chase Bank N.A.	03/20/24	976
NOK	1,500,000	USD	145,849	Deutsche Bank AG	03/20/24	2,042
NOK	5,900,000	USD	575,463	Deutsche Bank AG	03/20/24	6,239
NOK	1,700,000	USD	166,736	Goldman Sachs International	03/20/24	873
NOK	1,900,000	USD	182,986	Goldman Sachs International	03/20/24	4,342
NOK	2,700,000	USD	263,449	Goldman Sachs International	03/20/24	2,753
NOK	5,600,000	USD	537,387	Goldman Sachs International	03/20/24	14,738
NZD	220,000	USD	138,493	Deutsche Bank AG	03/20/24	608
NZD	260,000	USD	163,649	Morgan Stanley & Co. International PLC	03/20/24	743
NZD	280,000	USD	176,597	Morgan Stanley & Co. International PLC	03/20/24	440
PHP	1,000,000	USD	17,956	BNP Paribas SA	03/20/24	107
PHP	9,700,000	USD	175,027	Morgan Stanley & Co. International PLC	03/20/24	176
PHP	9,000,000	USD	161,522	Standard Chartered Bank	03/20/24	1,038
PLN	1,250,000	USD	316,681	Barclays Bank PLC	03/20/24	671
PLN	350,000	USD	87,020	Citibank N.A.	03/20/24	1,839
PLN	350,000	USD	86,837	Deutsche Bank AG	03/20/24	2,021
PLN	1,050,000	USD	264,978	Deutsche Bank AG	03/20/24	1,598
PLN	5,500,000	USD	1,362,100	JPMorgan Chase Bank N.A.	03/20/24	34,248
PLN	900,000	USD	224,085	UBS AG	03/20/24	4,409
PLN	2,100,000	USD	520,844	UBS AG	03/20/24	12,308
SEK	182,280	USD	17,506	Bank of America N.A.	03/20/24	621
SEK	1,500,000	USD	144,329	Goldman Sachs International	03/20/24	4,841
SEK	2,600,000	USD	249,617	Goldman Sachs International	03/20/24	8,944
SEK	3,817,720	USD	366,789	Goldman Sachs International	03/20/24	12,870
SEK	1,900,000	USD	182,902	JPMorgan Chase Bank N.A.	03/20/24	6,047

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

SEK	18,700,000	USD	1,795,968	Morgan Stanley & Co. International PLC	03/20/24	$63,681
SEK	3,000,000	USD	297,982	Standard Chartered Bank	03/20/24	357
SGD	90,000	USD	67,290	Barclays Bank PLC	03/20/24	1,145
SGD	370,000	USD	276,763	Barclays Bank PLC	03/20/24	4,584
SGD	6,110,000	USD	4,565,865	Barclays Bank PLC	03/20/24	80,167
SGD	320,000	USD	242,993	BNP Paribas SA	03/20/24	334
SGD	120,000	USD	90,997	Morgan Stanley & Co. International PLC	03/20/24	251
THB	9,400,000	USD	274,908	Barclays Bank PLC	03/20/24	2,319
THB	7,900,000	USD	228,835	Deutsche Bank AG	03/20/24	4,154
THB	3,300,000	USD	95,414	JPMorgan Chase Bank N.A.	03/20/24	1,911
TWD	6,500,000	USD	210,077	BNP Paribas SA	03/20/24	5,226
TWD	6,500,000	USD	209,908	Goldman Sachs International	03/20/24	5,396
TWD	2,500,000	USD	81,293	HSBC Bank PLC	03/20/24	1,516
TWD	2,600,000	USD	83,496	Morgan Stanley & Co. International PLC	03/20/24	2,626
TWD	7,200,000	USD	231,515	Morgan Stanley & Co. International PLC	03/20/24	6,975
USD	575,736	AUD	840,000	Bank of America N.A.	03/20/24	1,994
USD	140,636	CLP	123,000,000	Barclays Bank PLC	03/20/24	1,626
USD	176,885	CLP	156,000,000	Citibank N.A.	03/20/24	580
USD	153,287	CLP	135,000,000	JPMorgan Chase Bank N.A.	03/20/24	715
USD	88,405	CLP	77,225,000	Morgan Stanley & Co. International PLC	03/20/24	1,129
USD	330,975	CZK	7,400,000	UBS AG	03/20/24	751
USD	234,435	EUR	210,000	BNP Paribas SA	03/20/24	1,892
USD	1,586,681	EUR	1,430,000	Morgan Stanley & Co. International PLC	03/20/24	3,178
USD	179,284	GBP	140,000	BNP Paribas SA	03/20/24	766
USD	233,651	HKD	1,820,000	JPMorgan Chase Bank N.A.	03/20/24	164
USD	120,620	HUF	42,000,000	JPMorgan Chase Bank N.A.	03/20/24	585
USD	271,224	INR	22,600,000	Barclays Bank PLC	03/20/24	591
USD	138,107	INR	11,500,000	Standard Chartered Bank	03/20/24	396
USD	78,072	KRW	100,000,000	Goldman Sachs International	03/20/24	507
USD	87,612	MXN	1,500,000	Deutsche Bank AG	03/20/24	373
USD	273,607	MXN	4,700,000	JPMorgan Chase Bank N.A.	03/20/24	258
USD	272,672	SEK	2,700,000	BNP Paribas SA	03/20/24	4,167
ZAR	1,600,000	USD	85,230	Barclays Bank PLC	03/20/24	1,655
ZAR	32,100,000	USD	1,665,802	Morgan Stanley & Co. International PLC	03/20/24	77,326
JPY	10,000,000	USD	70,551	Goldman Sachs International	03/21/24	1,218
JPY	25,000,000	USD	174,326	JPMorgan Chase Bank N.A.	03/21/24	5,098
JPY	28,000,000	USD	200,762	JPMorgan Chase Bank N.A.	03/21/24	193
JPY	7,000,000	USD	49,696	Morgan Stanley & Co. International PLC	03/21/24	542
JPY	13,000,000	USD	93,084	Morgan Stanley & Co. International PLC	03/21/24	217
JPY	17,000,000	USD	119,290	Morgan Stanley & Co. International PLC	03/21/24	2,718

						741,300

AUD	660,000	USD	452,463	Bank of America N.A.	03/20/24	(1,666)
BRL	520,000	USD	107,095	Goldman Sachs International	03/20/24	(821)
BRL	760,000	USD	155,840	Goldman Sachs International	03/20/24	(517)
CAD	410,000	USD	310,872	Morgan Stanley & Co. International PLC	03/20/24	(1,124)
CLP	156,000,000	USD	177,628	JPMorgan Chase Bank N.A.	03/20/24	(1,323)
CLP	212,225,000	USD	241,274	Morgan Stanley & Co. International PLC	03/20/24	(1,426)
COP	380,000,000	USD	97,938	Morgan Stanley & Co. International PLC	03/20/24	(1,376)
CZK	3,000,000	USD	134,080	Barclays Bank PLC	03/20/24	(205)
KRW	315,000,000	USD	244,541	JPMorgan Chase Bank N.A.	03/20/24	(211)
NOK	1,000,000	USD	99,085	Goldman Sachs International	03/20/24	(491)
NZD	570,000	USD	360,844	Barclays Bank PLC	03/20/24	(447)
NZD	340,000	USD	215,526	JPMorgan Chase Bank N.A.	03/20/24	(552)
PHP	6,800,000	USD	122,926	JPMorgan Chase Bank N.A.	03/20/24	(103)
PLN	100,000	USD	25,601	Barclays Bank PLC	03/20/24	(212)
SEK	3,200,000	USD	321,166	Deutsche Bank AG	03/20/24	(2,937)
SGD	40,000	USD	30,497	JPMorgan Chase Bank N.A.	03/20/24	(81)
USD	143,161	AUD	210,000	Citibank N.A.	03/20/24	(274)
USD	395,157	AUD	580,000	HSBC Bank PLC	03/20/24	(998)
USD	1,965,380	AUD	2,990,000	Nomura International PLC	03/20/24	(76,868)
USD	112,376	BRL	560,000	BNP Paribas SA	03/20/24	(2,072)

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	56,537	BRL	280,000	Goldman Sachs International	03/20/24	$(687)
USD	133,896	BRL	670,000	Goldman Sachs International	03/20/24	(3,034)
USD	168,577	BRL	840,000	Goldman Sachs International	03/20/24	(3,097)
USD	143,641	CAD	190,883	Barclays Bank PLC	03/20/24	(568)
USD	224,626	CAD	300,000	Deutsche Bank AG	03/20/24	(2,019)
USD	309,518	CAD	420,000	Goldman Sachs International	03/20/24	(7,786)
USD	398,166	CAD	540,000	Goldman Sachs International	03/20/24	(9,795)
USD	496,104	CAD	659,117	Goldman Sachs International	03/20/24	(1,848)
USD	604,155	CAD	820,000	Goldman Sachs International	03/20/24	(15,342)
USD	4,456,440	CAD	6,050,000	Toronto-Dominion Bank	03/20/24	(114,239)
USD	199,541	CHF	170,000	BNP Paribas SA	03/20/24	(4,177)
USD	82,595	CHF	70,000	Goldman Sachs International	03/20/24	(1,289)
USD	162,805	CHF	140,000	HSBC Bank PLC	03/20/24	(4,962)
USD	437,526	CHF	380,000	HSBC Bank PLC	03/20/24	(17,843)
USD	222,718	CHF	190,000	JPMorgan Chase Bank N.A.	03/20/24	(4,966)
USD	258,857	CHF	220,000	JPMorgan Chase Bank N.A.	03/20/24	(4,777)
USD	417,246	CHF	360,000	JPMorgan Chase Bank N.A.	03/20/24	(14,156)
USD	83,525	CZK	1,900,000	Barclays Bank PLC	03/20/24	(1,262)
USD	2,465,705	CZK	55,900,000	Morgan Stanley & Co. International PLC	03/20/24	(28,826)
USD	228,105	CZK	5,200,000	UBS AG	03/20/24	(3,944)
USD	448,958	EUR	410,000	Bank of America N.A.	03/20/24	(5,053)
USD	539,578	EUR	490,000	Bank of America N.A.	03/20/24	(3,021)
USD	603,248	EUR	550,000	Deutsche Bank AG	03/20/24	(5,791)
USD	124,530	EUR	115,000	HSBC Bank PLC	03/20/24	(2,815)
USD	303,213	EUR	280,000	JPMorgan Chase Bank N.A.	03/20/24	(6,843)
USD	849,175	EUR	770,000	JPMorgan Chase Bank N.A.	03/20/24	(3,480)
USD	194,689	EUR	180,000	Morgan Stanley & Co. International PLC	03/20/24	(4,633)
USD	210,007	EUR	190,000	Morgan Stanley & Co. International PLC	03/20/24	(389)
USD	319,719	EUR	290,000	Morgan Stanley & Co. International PLC	03/20/24	(1,411)
USD	2,140,683	EUR	1,980,000	Standard Chartered Bank	03/20/24	(51,859)
USD	163,394	GBP	130,000	Barclays Bank PLC	03/20/24	(2,373)
USD	38,128	GBP	30,000	Morgan Stanley & Co. International PLC	03/20/24	(126)
USD	1,204,386	GBP	950,000	Morgan Stanley & Co. International PLC	03/20/24	(6,990)
USD	4,106,479	GBP	3,270,000	Morgan Stanley & Co. International PLC	03/20/24	(63,204)
USD	110,201	HUF	39,000,000	BNP Paribas SA	03/20/24	(1,260)
USD	97,770	HUF	35,000,000	Deutsche Bank AG	03/20/24	(2,259)
USD	125,868	HUF	45,000,000	JPMorgan Chase Bank N.A.	03/20/24	(2,741)
USD	197,962	IDR	3,050,000,000	Deutsche Bank AG	03/20/24	(114)
USD	729,745	IDR	11,430,000,000	Deutsche Bank AG	03/20/24	(12,552)
USD	89,840	IDR	1,390,000,000	JPMorgan Chase Bank N.A.	03/20/24	(431)
USD	231,715	IDR	3,580,000,000	Morgan Stanley & Co. International PLC	03/20/24	(780)
USD	70,529	INR	5,900,000	Citibank N.A.	03/20/24	(123)
USD	158,975	INR	13,300,000	Citibank N.A.	03/20/24	(291)
USD	106,382	INR	8,900,000	Goldman Sachs International	03/20/24	(194)
USD	284,664	INR	23,800,000	HSBC Bank PLC	03/20/24	(339)
USD	330,960	INR	27,700,000	Standard Chartered Bank	03/20/24	(744)
USD	76,148	KRW	100,000,000	Citibank N.A.	03/20/24	(1,417)
USD	215,863	KRW	280,000,000	Goldman Sachs International	03/20/24	(1,319)
USD	146,699	KRW	190,000,000	JPMorgan Chase Bank N.A.	03/20/24	(675)
USD	285,523	KRW	375,000,000	JPMorgan Chase Bank N.A.	03/20/24	(5,346)
USD	73,697	MXN	1,300,000	Morgan Stanley & Co. International PLC	03/20/24	(1,910)
USD	1,055,245	NOK	11,500,000	BNP Paribas SA	03/20/24	(78,583)
USD	313,907	NOK	3,400,000	Deutsche Bank AG	03/20/24	(21,312)
USD	319,212	NOK	3,500,000	Deutsche Bank AG	03/20/24	(25,866)
USD	266,287	NOK	2,900,000	Goldman Sachs International	03/20/24	(19,635)
USD	349,491	NOK	3,800,000	Goldman Sachs International	03/20/24	(25,165)
USD	93,567	NOK	1,000,000	Morgan Stanley & Co. International PLC	03/20/24	(5,026)
USD	87,039	NZD	140,000	Goldman Sachs International	03/20/24	(1,479)
USD	198,938	NZD	320,000	Goldman Sachs International	03/20/24	(3,391)
USD	131,610	NZD	210,000	Morgan Stanley & Co. International PLC	03/20/24	(1,168)
USD	678,597	NZD	1,110,000	Nomura International PLC	03/20/24	(23,229)
USD	524,359	NZD	860,000	Toronto-Dominion Bank	03/20/24	(19,398)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	1,192,636	PHP	66,400,000	Bank of America N.A.	03/20/24	$(6,692)
USD	82,664	PHP	4,600,000	Barclays Bank PLC	03/20/24	(422)
USD	100,992	PHP	5,600,000	Goldman Sachs International	03/20/24	(156)
USD	75,998	PLN	300,000	Goldman Sachs International	03/20/24	(166)
USD	254,370	SEK	2,600,000	Goldman Sachs International	03/20/24	(4,191)
USD	354,407	SGD	470,000	Barclays Bank PLC	03/20/24	(2,980)
USD	164,381	SGD	220,000	BNP Paribas SA	03/20/24	(2,907)
USD	218,951	SGD	290,000	BNP Paribas SA	03/20/24	(1,565)
USD	105,498	SGD	140,000	Morgan Stanley & Co. International PLC	03/20/24	(958)
USD	51,289	THB	1,800,000	Barclays Bank PLC	03/20/24	(1,798)
USD	477,113	THB	16,900,000	Barclays Bank PLC	03/20/24	(21,307)
USD	487,865	THB	17,300,000	Barclays Bank PLC	03/20/24	(22,351)
USD	204,297	TWD	6,200,000	Deutsche Bank AG	03/20/24	(1,069)
USD	53,661	ZAR	1,000,000	Morgan Stanley & Co. International PLC	03/20/24	(642)
USD	106,620	JPY	15,000,000	Morgan Stanley & Co. International PLC	03/21/24	(1,035)
USD	267,227	JPY	38,000,000	Morgan Stanley & Co. International PLC	03/21/24	(5,497)
USD	465,903	JPY	67,000,000	UBS AG	03/21/24	(14,952)

						(841,744)

						$(100,444)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Master Portfolio	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28	B	USD 24,339		$1,465,648	$956,935	$508,713

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

								Upfront
								Premium	Unrealized
Paid by the Master Portfolio		Received by the Master Portfolio		Termination	Notional			Paid	Appreciation

Reference	Frequency	Rate	Frequency	Date	Amount (000)		Value	(Received)	(Depreciation)

US CPI for All Urban Consumers NSA	At Termination	2.57%	At Termination	11/14/33	USD	2,990	$40,270	$62	$40,208
Eurostat Eurozone HICP Ex Tobacco Unrevised	At Termination	2.40%	At Termination	11/15/33	EUR	570	16,135	(205)	16,340
Eurostat Eurozone HICP Ex Tobacco Unrevised	At Termination	2.41%	At Termination	11/15/33	EUR	1,390	40,293	2,621	37,672
UK RPI All Items NSA	At Termination	3.81%	At Termination	11/15/33	GBP	1,000	39,289	(1,800)	41,089
UK RPI All Items NSA	At Termination	3.83%	At Termination	11/15/33	GBP	1,560	65,094	(996)	66,090

							$201,081	$(318)	$201,399

Centrally Cleared Interest Rate Swaps

Paid by the Master Portfolio		Received by the Master Portfolio		Effective Date	Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency					Value
2.73%	Annual	6-mo. EURIBOR, 3.86%	Semi-Annual	03/20/24(a)	03/20/26	EUR	50,450	$(174,806)	$(43,192)	$ (131,614)
3.92%	Annual	1-Day SOFR, 5.38%	Annual	03/20/24(a)	03/20/26	USD	37,220	(71,694)	4,261	(75,955)
4.07%	Annual	1-Day SONIA, 5.19%	Annual	03/20/24(a)	03/20/26	GBP	14,269	(102,395)	(68,206)	(34,189)
4.49%	Annual	1-Day SONIA, 5.19%	Annual	03/20/24(a)	03/20/26	GBP	29,413	(500,864)	32,934	(533,798)
2.47%	Annual	6-mo. EURIBOR, 3.86%	Semi-Annual	03/20/24(a)	03/20/27	EUR	2,480	(5,519)	5,375	(10,894)
1-Day CORRA, 5.00%	Semi-Annual	3.45%	Semi-Annual	03/20/24(a)	03/20/27	CAD	10,190	33,897	(5,405)	39,302

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Master Portfolio		Received by the Master Portfolio		Effective Date	Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency					Value
3.73%	Annual	1-Day SOFR, 5.38%	Annual	03/20/24(a)	03/20/27	USD	2,660	$(10,919)	$ 732	$ (11,651)
3.81%	Annual	1-Day SONIA, 5.19%	Annual	03/20/24(a)	03/20/27	GBP	2,050	(21,752)	83	(21,835)
3-mo. BBSW, 4.31%	Quarterly	3.86%	Quarterly	03/20/24(a)	03/20/27	AUD	22,790	57,813	101	57,712
28-Day MXIBTIIE, 11.50%	Monthly	8.43%	Monthly	03/20/24(a)	03/14/29	MXN	8,390	855	5	850
28-Day MXIBTIIE, 11.50%	Monthly	9.41%	Monthly	03/20/24(a)	03/14/29	MXN	14,810	35,459	8	35,451
1.55%	Annual	1-Day SSARON, 1.70%	Annual	03/20/24(a)	03/20/29	CHF	420	(12,622)	5	(12,627)
1.69%	Annual	1-Day SSARON, 1.70%	Annual	03/20/24(a)	03/20/29	CHF	1,230	(47,431)	828	(48,259)
2.34%	Quarterly	1-Day THOR, 2.50%	Quarterly	03/20/24(a)	03/20/29	THB	10,645	(656)	3	(659)
2.35%	Quarterly	1-Day THOR, 2.50%	Quarterly	03/20/24(a)	03/20/29	THB	8,770	(602)	3	(605)
6-mo. EURIBOR, 3.86%	Semi-Annual	2.36%	Annual	03/20/24(a)	03/20/29	EUR	360	137	4	133
2.39%	Quarterly	1-Day THOR, 2.50%	Quarterly	03/20/24(a)	03/20/29	THB	10,645	(1,412)	3	(1,415)
6-mo. EURIBOR, 3.86%	Semi-Annual	2.48%	Annual	03/20/24(a)	03/20/29	EUR	20,880	139,173	122,049	17,124
6-mo. EURIBOR, 3.86%	Semi-Annual	2.60%	Annual	03/20/24(a)	03/20/29	EUR	770	9,901	(999)	10,900
6-mo. EURIBOR, 3.86%	Semi-Annual	2.62%	Annual	03/20/24(a)	03/20/29	EUR	520	7,209	775	6,434
1-Day SORA, 3.62%	Semi-Annual	2.63%	Semi-Annual	03/20/24(a)	03/20/29	SGD	600	2,720	5	2,715
3.01%	Quarterly	3-mo. KRW CDC, 3.83%	Quarterly	03/20/24(a)	03/20/29	KRW	698,830	(1,525)	6	(1,531)
1-Day SORA, 3.62%	Semi-Annual	3.12%	Semi-Annual	03/20/24(a)	03/20/29	SGD	470	10,357	4	10,353
1-Day SORA, 3.62%	Semi-Annual	3.12%	Semi-Annual	03/20/24(a)	03/20/29	SGD	650	14,208	5	14,203
3.17%	Quarterly	3-mo. KRW CDC, 3.83%	Quarterly	03/20/24(a)	03/20/29	KRW	680,890	(5,302)	6	(5,308)
3.27%	Annual	3-mo. STIBOR, 4.05%	Quarterly	03/20/24(a)	03/20/29	SEK	1,810	(8,116)	(178)	(7,938)
1-Day SONIA, 5.19%	Annual	3.28%	Annual	03/20/24(a)	03/20/29	GBP	3,040	2,303	43	2,260
3.28%	Annual	3-mo. STIBOR, 4.05%	Quarterly	03/20/24(a)	03/20/29	SEK	7,300	(33,136)	(4,683)	(28,453)
1-Day CORRA, 5.00%	Semi-Annual	3.34%	Semi-Annual	03/20/24(a)	03/20/29	CAD	530	6,008	4	6,004
1-Day CORRA, 5.00%	Semi-Annual	3.36%	Semi-Annual	03/20/24(a)	03/20/29	CAD	490	5,871	(861)	6,732
1-Day CORRA, 5.00%	Semi-Annual	3.43%	Semi-Annual	03/20/24(a)	03/20/29	CAD	990	14,241	8	14,233
3.45%	Quarterly	3-mo. HIBOR, 5.15%	Quarterly	03/20/24(a)	03/20/29	HKD	3,360	(3,388)	5	(3,393)
3.50%	Annual	3-mo. STIBOR, 4.05%	Quarterly	03/20/24(a)	03/20/29	SEK	6,320	(35,170)	6	(35,176)
1-Day SORA, 3.62%	Semi-Annual	3.51%	Semi-Annual	03/20/24(a)	03/20/29	SGD	880	31,495	7	31,488
3.51%	Annual	3-mo. STIBOR, 4.05%	Quarterly	03/20/24(a)	03/20/29	SEK	7,290	(40,786)	7	(40,793)
1-Day SOFR, 5.38%	Annual	3.52%	Annual	03/20/24(a)	03/20/29	USD	31,480	123,271	11,688	111,583
1-Day SONIA, 5.19%	Annual	3.55%	Annual	03/20/24(a)	03/20/29	GBP	6,150	99,239	68,636	30,603
1-Day SONIA, 5.19%	Annual	3.62%	Annual	03/20/24(a)	03/20/29	GBP	43,400	870,080	210,924	659,156
3.80%	Quarterly	3-mo. HIBOR, 5.15%	Quarterly	03/20/24(a)	03/20/29	HKD	5,700	(17,070)	8	(17,078)
3.87%	Quarterly	3-mo. HIBOR, 5.15%	Quarterly	03/20/24(a)	03/20/29	HKD	3,940	(13,252)	6	(13,258)
1-Day CORRA, 5.00%	Semi-Annual	3.88%	Semi-Annual	03/20/24(a)	03/20/29	CAD	300	8,927	(47)	8,974
3.90%	Semi-Annual	6-mo. BBSW, 4.45%	Semi-Annual	03/20/24(a)	03/20/29	AUD	680	339	5	334
6-mo. PRIBOR, 6.43%	Semi-Annual	3.93%	Annual	03/20/24(a)	03/20/29	CZK	19,990	22,098	10	22,088
6-mo. PRIBOR, 6.43%	Semi-Annual	3.98%	Annual	03/20/24(a)	03/20/29	CZK	12,930	15,623	6	15,617
1-Day SONIA, 5.19%	Annual	4.01%	Annual	03/20/24(a)	03/20/29	GBP	12,393	525,156	(30,811)	555,967
6-mo. PRIBOR, 6.43%	Semi-Annual	4.04%	Annual	03/20/24(a)	03/20/29	CZK	9,220	12,201	5	12,196
6-mo. PRIBOR, 6.43%	Semi-Annual	4.05%	Annual	03/20/24(a)	03/20/29	CZK	5,290	7,153	3	7,150
4.06%	Annual	1-Day SONIA, 5.19%	Annual	03/20/24(a)	03/20/29	GBP	460	(20,781)	6	(20,787)
1-Day SOFR, 5.38%	Annual	4.21%	Annual	03/20/24(a)	03/20/29	USD	210	7,349	2	7,347
1-Day SOFR, 5.38%	Annual	4.21%	Annual	03/20/24(a)	03/20/29	USD	970	33,990	11	33,979
4.28%	Annual	6-mo. NIBOR, 4.84%	Semi-Annual	03/20/24(a)	03/20/29	NOK	31,380	(128,667)	(6,578)	(122,089)
6-mo. WIBOR, 5.82%	Semi-Annual	4.38%	Annual	03/20/24(a)	03/20/29	PLN	1,950	1,240	5	1,235
4.45%	Quarterly	3-mo. HIBOR, 5.15%	Quarterly	03/20/24(a)	03/20/29	HKD	7,180	(47,966)	10	(47,976)
4.48%	Quarterly	3-mo. HIBOR, 5.15%	Quarterly	03/20/24(a)	03/20/29	HKD	4,150	(28,348)	6	(28,354)
6-mo. WIBOR, 5.82%	Semi-Annual	4.49%	Annual	03/20/24(a)	03/20/29	PLN	2,530	4,538	7	4,531
4.61%	Semi-Annual	3-mo. BBR, 5.72%	Quarterly	03/20/24(a)	03/20/29	NZD	290	(4,922)	2	(4,924)
6-mo. WIBOR, 5.82%	Semi-Annual	4.63%	Annual	03/20/24(a)	03/20/29	PLN	2,390	8,073	6	8,067
6-mo. WIBOR, 5.82%	Semi-Annual	4.72%	Annual	03/20/24(a)	03/20/29	PLN	645	2,770	2	2,768
5.31%	Semi-Annual	3-mo. BBR, 5.72%	Quarterly	03/20/24(a)	03/20/29	NZD	435	(15,992)	3	(15,995)
7.95%	Quarterly	3-mo. JIBAR, 8.40%	Quarterly	03/20/24(a)	03/20/29	ZAR	9,970	3,028	6	3,022
8.12%	Quarterly	3-mo. JIBAR, 8.40%	Quarterly	03/20/24(a)	03/20/29	ZAR	13,850	(929)	8	(937)
6-mo. EURIBOR, 3.86%	Semi-Annual	2.41%	Annual	03/20/24(a)	03/20/34	EUR	1,680	(8,342)	33	(8,375)
6-mo. EURIBOR, 3.86%	Semi-Annual	2.55%	Annual	03/20/24(a)	03/20/34	EUR	30,560	284,169	308,781	(24,612)
3.23%	Annual	1-Day SONIA, 5.19%	Annual	03/20/24(a)	03/20/34	GBP	1,710	2,247	39	2,208
1-Day SOFR, 5.38%	Annual	3.49%	Annual	03/20/24(a)	03/20/34	USD	51,420	260,736	148,739	111,997
3.53%	Annual	1-Day SONIA, 5.19%	Annual	03/20/24(a)	03/20/34	GBP	17,430	(537,930)	(213,285)	(324,645)
2.24%	Annual	6-mo. EURIBOR, 3.86%	Semi-Annual	03/20/24(a)	03/20/54	EUR	620	9,233	24	9,209

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Master Portfolio		Received by the Master Portfolio		Effective Date		Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency						Value
2.37%	Annual	6-mo. EURIBOR, 3.86%	Semi-Annual	03/20/24(a	)	03/20/54	EUR	12,840	$ (192,868)	$ (356,661)	$ 163,793
3.33%	Annual	1-Day SOFR, 5.38%	Annual	03/20/24(a	)	03/20/54	USD	25,470	(194,744)	(133,981)	(60,763)

									$ 383,201	$ 51,369	$ 331,832

(a)	Forward Swap.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$1,875,874	$(867,888)	$2,737,830	$(1,695,886)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Master Portfolio Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$3,479,318	$—	$3,479,318
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	741,300	—	—	741,300
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	508,713	—	—	2,027,718	201,399	2,737,830

	$—	$508,713	$—	$741,300	$5,507,036	$201,399	$6,958,448

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$889,078	$—	$889,078
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	841,744	—	—	841,744
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	1,695,886	—	1,695,886

	$—	$—	$—	$841,744	$2,584,964	$—	$3,426,708

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(13,731,043)	$—	$(13,731,043)
Forward foreign currency exchange contracts	—	—	—	(568,712)	—	—	(568,712)
Swaps	—	(6,445,695)	—	—	2,365,551	70,430	(4,009,714)

	$—	$(6,445,695)	$—	$(568,712)	$(11,365,492)	$70,430	$(18,309,469)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$3,707,199	$—	$3,707,199
Forward foreign currency exchange contracts	—	—	—	(127,163)	—	—	(127,163)
Swaps	—	4,024,130	—	—	515,767	(131,825)	4,408,072

	$—	$4,024,130	$—	$(127,163)	$4,222,966	$(131,825)	$7,988,108

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$237,310,388
Average notional value of contracts — short	$41,043,340
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$12,369,157
Average amounts sold — in USD	$10,747,336
Credit default swaps:
Average notional value — buy protection	$66,681,729
Average notional value — sell protection	$6,084,788
Interest rate swaps:
Average notional value — pays fixed rate	$351,326,681
Average notional value — receives fixed rate	$354,535,975
Inflation swaps:
Average notional value — pays fixed rate	$2,250,465
Average notional value — receives fixed rate	$7,394,099

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$142,052	$124,661
Forward foreign currency exchange contracts	741,300	841,744
Swaps — centrally cleared	—	9,117

Total derivative assets and liabilities in the Statement of Assets and Liabilities	883,352	975,522

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(142,052)	(133,778)

Total derivative assets and liabilities subject to an MNA	$741,300	$841,744

The following table presents the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$18,649	$(16,432)		$—	$—	$2,217
Barclays Bank PLC	129,795	(53,925)		—	—	75,870
BNP Paribas SA	21,964	(21,964)		—	—	—
Citibank N.A.	46,719	(2,105)		—	—	44,614
Deutsche Bank AG	42,031	(42,031)		—	—	—

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Goldman Sachs International	$99,037	$(99,037)		$—	$—	$—
HSBC Bank PLC	47,825	(26,957)		—	—	20,868
JPMorgan Chase Bank N.A.	75,618	(45,685)		—	—	29,933
Morgan Stanley & Co. International PLC	232,162	(126,521)		—	—	105,641
Royal Bank of Canada	3,914	—		—	—	3,914
Standard Chartered Bank	6,118	(6,118)		—	—	—
UBS AG	17,468	(17,468)		—	—	—

	$741,300	$(458,243)		$—	$—	$283,057

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Bank of America N.A.	$16,432	$(16,432)		$—	$—	$—
Barclays Bank PLC	53,925	(53,925)		—	—	—
BNP Paribas SA	90,564	(21,964)		—	—	68,600
Citibank N.A.	2,105	(2,105)		—	—	—
Deutsche Bank AG	73,919	(42,031)		—	—	31,888
Goldman Sachs International	100,403	(99,037)		—	—	1,366
HSBC Bank PLC	26,957	(26,957)		—	—	—
JPMorgan Chase Bank N.A.	45,685	(45,685)		—	—	—
Morgan Stanley & Co. International PLC	126,521	(126,521)		—	—	—
Nomura International PLC	100,097	—		—	—	100,097
Standard Chartered Bank	52,603	(6,118)		—	—	46,485
Toronto-Dominion Bank	133,637	—		—	—	133,637
UBS AG	18,896	(17,468)		—	—	1,428

	$841,744	$(458,243)		$—	$—	$383,501

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$74,644,977	$—	$74,644,977
Common Stocks	—	—	1	1
Corporate Bonds	—	228,316,805	—	228,316,805
Foreign Agency Obligations	—	3,220,535	—	3,220,535
Municipal Bonds	—	4,192,616	—	4,192,616
Non-Agency Mortgage-Backed Securities	—	47,448,510	10,823	47,459,333
U.S. Government Sponsored Agency Securities	—	235,771,058	—	235,771,058
U.S. Treasury Obligations	—	143,406,656	—	143,406,656

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Advantage CoreAlpha Bond Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$54,171,032	$—	$—	$54,171,032
U.S. Treasury Obligations	—	6,554,399	—	6,554,399
Liabilities
Investments
TBA Sale Commitments	—	(5,134,172)	—	(5,134,172)

	$54,171,032	$738,421,384	$10,824	$792,603,240

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$508,713	$—	$508,713
Foreign Currency Exchange Contracts	—	741,300	—	741,300
Interest Rate Contracts	3,479,318	2,027,718	—	5,507,036
Other Contracts	—	201,399	—	201,399
Liabilities
Foreign Currency Exchange Contracts	—	(841,744)	—	(841,744)
Interest Rate Contracts	(889,078)	(1,695,886)	—	(2,584,964)

	$2,590,240	$941,500	$—	$3,531,740

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	45

Statement of Assets and Liabilities

December 31, 2023

Advantage CoreAlpha Bond Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$743,566,380
Investments, at value — affiliated(c)	54,171,032
Cash pledged:
Futures contracts	1,815,000
Centrally cleared swaps	5,956,000
Foreign currency, at value(d)	3,595,846
Receivables:
Investments sold	10,396
Securities lending income — affiliated	10,088
TBA sale commitments	5,051,304
Dividends — unaffiliated	53,140
Dividends — affiliated	452
Interest — unaffiliated	5,253,485
Principal paydowns	11,606
Variation margin on futures contracts	142,052
Unrealized appreciation on forward foreign currency exchange contracts	741,300
Prepaid expenses	4,619

Total assets	820,382,700

LIABILITIES
Bank overdraft	173,482
Cash received as collateral for TBA commitments	279,000
Collateral on securities loaned	50,508,372
TBA sale commitments, at value(e)	5,134,172
Payables:
Investments purchased	42,368,177
Withdrawals to investors	2,004,792
Investment advisory fees	143,999
Trustees’ fees	3,419
Professional fees	7,118
Variation margin on futures contracts	124,661
Variation margin on centrally cleared swaps	9,117
Unrealized depreciation on forward foreign currency exchange contracts	841,744

Total liabilities	101,598,053

Commitments and contingent liabilities

NET ASSETS	$718,784,647

NET ASSETS CONSIST OF
Investors’ capital	$749,980,977
Net unrealized appreciation (depreciation)	(31,196,330)

NET ASSETS	$718,784,647

(a) Investments, at cost — unaffiliated	$778,275,753
(b) Securities loaned, at value	$48,721,014
(c) Investments, at cost — affiliated	$54,153,011
(d) Foreign currency, at cost	$3,549,696
(e) Proceeds from TBA sale commitments	$5,051,304

See notes to financial statements.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2023

Advantage CoreAlpha Bond Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$462,659
Interest — unaffiliated	33,910,008
Securities lending income — affiliated — net	262,824
Other income — unaffiliated	56,964

Total investment income	34,692,455

EXPENSES
Investment advisory	2,152,527
Professional	48,594
Trustees	12,481

Total expenses excluding interest expense	2,213,602
Interest expense	1,874

Total expenses	2,215,476
Less:
Fees waived and/or reimbursed by the Manager	(67,915)

Total expenses after fees waived and/or reimbursed	2,147,561

Net investment income	32,544,894

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(42,440,973)
Investments — affiliated	49,289
Capital gain distributions from underlying funds — affiliated	4
Forward foreign currency exchange contracts	(568,712)
Foreign currency transactions	59,583
Futures contracts	(13,731,043)
Swaps	(4,009,714)

(60,641,566)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	56,094,322
Investments — affiliated	(18,237)
Forward foreign currency exchange contracts	(127,163)
Foreign currency translations	65,158
Futures contracts	3,707,199
Swaps	4,408,072

64,129,351

Net realized and unrealized gain	3,487,785

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,032,679

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	47

Statements of Changes in Net Assets

	Advantage CoreAlpha Bond Master Portfolio

	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$32,544,894	$31,451,534
Net realized loss	(60,641,566)	(123,280,925)
Net change in unrealized appreciation (depreciation)	64,129,351	(112,918,485)

Net increase (decrease) in net assets resulting from operations	36,032,679	(204,747,876)

CAPITAL TRANSACTIONS
Proceeds from contributions	161,931,861	166,938,000
Value of withdrawals	(518,545,753)	(411,776,649)

Net decrease in net assets derived from capital transactions	(356,613,892)	(244,838,649)

NET ASSETS
Total decrease in net assets	(320,581,213)	(449,586,525)
Beginning of year	1,039,365,860	1,488,952,385

End of year	$718,784,647	$1,039,365,860

See notes to financial statements.

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

		Advantage CoreAlpha Bond Master Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19

Total Return

Total return	5.41%	(14.21)%	(1.88)%	8.93%	9.74%

Ratios to Average Net Assets(a)

Total expenses	0.25%	0.24%	0.24%	0.24%	0.24%

Total expenses after fees waived and/or reimbursed	0.24%	0.23%	0.23%	0.23%	0.23%

Net investment income	3.63%	2.56%	2.05%	2.48%	3.05%

Supplemental Data

Net assets, end of year (000)	$718,785	$1,039,366	$1,488,952	$1,805,368	$1,938,121

Portfolio turnover rate(b)	201%	205%	219%	410%	263%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(b)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Portfolio turnover rate (excluding MDRs)	118%	107%	123%	261%	166%

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	49

Notes to Financial Statements

1. ORGANIZATION

Master Investment Portfolio II (“MIP II”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP II is organized as a Delaware statutory trust. Advantage CoreAlpha Bond Master Portfolio (the “Master Portfolio”) is a series of MIP II. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“BAL” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. The Master Portfolio has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Bank Overdraft: The Master Portfolio had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period and as of the report date. The Master Portfolio is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of MIP II (the “Board”), the trustees who are not “interested persons” of the Master Portfolio, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Master Portfolio, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Master Portfolio until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (continued)

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped

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Notes to Financial Statements (continued)

mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Barclays Bank PLC	$1,379,456	$ (1,379,456)	$—		$—

Barclays Capital, Inc.	62,578	(62,578)	—		—

BMO Capital Markets Corp.	325,195	(325,195)	—		—

BNP Paribas SA	7,256,675	(7,256,675)	—		—

BofA Securities, Inc.	1,177,498	(1,177,498)	—		—

Citigroup Global Markets, Inc.	1,802,527	(1,802,527)	—		—

Deutsche Bank Securities, Inc.	209,772	(209,772)	—		—

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Notes to Financial Statements (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Goldman Sachs & Co. LLC	$30,099,554	$(30,099,554)	$—		$—

HSBC Securities (USA), Inc.	320,874	(320,874)	—		—

J.P. Morgan Securities LLC	1,723,556	(1,723,556)	—		—

Jefferies LLC	502,456	(502,456)	—		—

Morgan Stanley	565,317	(565,317)	—		—

Nomura Securities International, Inc.	201,313	(201,313)	—		—

Pershing LLC	61,930	(61,930)	—		—

RBC Capital Markets LLC	430,098	(430,098)	—		—

State Street Bank & Trust Co.	176,354	(176,354)	—		—

TD Securities (USA) LLC	642,793	(642,793)	—		—

UBS Securities LLC	24,338	(24,338)	—		—

Wells Fargo Bank N.A.	104,586	(104,586)	—		—

Wells Fargo Securities LLC	1,654,144	(1,654,144)	—		—

	$48,721,014	$(48,721,014)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

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Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Master Portfolio and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Master Portfolio’s counterparty on the swap. The Master Portfolio is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Master Portfolio may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

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Notes to Financial Statements (continued)

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master Portfolio from the counterparties are not fully collateralized, the Master Portfolio bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Master Portfolio bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP II, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.24%

$1 billion — $3 billion	0.23

$3 billion — $5 billion	0.22

$5 billion — $10 billion	0.21

Greater than $10 billion	0.20

With respect to the Master Portfolio, the Manager entered into a sub-advisory agreement with each of BlackRock International Limited (“BIL”) and BlackRock Fund Advisors (“BFA”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BFA for services they provide for that portion of the Master Portfolio for which BIL and BFA, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers and Reimbursements: The fees and expenses of the MIP II’s Independent Trustees, counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through June 30, 2024. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2023, the amount waived was $61,075.

With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2023, the amount waived was $6,840.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.

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Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2023, the Master Portfolio paid BTC $86,291 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2023, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP II are directors and/or officers of BlackRock or its affiliates.

7. PURCHASES AND SALES

For the year ended December 31, 2023, purchases and sales of investments, including paydowns/payups, mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Master Portfolio Name	Purchases	Sales	Purchases	Sales

Advantage CoreAlpha Bond Master Portfolio	$155,846,199	$14,351,020	$1,459,625,040	$1,753,679,219

For the year ended December 31, 2023, purchases and sales related to mortgage dollar rolls were $662,253,608 and $662,073,379, respectively.

8. INCOME TAX INFORMATION

The Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

After December 4, 2023, the Master Portfolio was no longer considered a partnership. The feeder of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. No U.S. federal income tax provision was required.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements (continued)

As of December 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Advantage CoreAlpha Bond Master Portfolio	$832,530,321	$14,233,508	$(47,879,185)	$(33,645,677)

9. BANK BORROWINGS

MIP II, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2023, the Master Portfolio did not borrow under the credit agreement.

10. PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Market Risk: The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Master Portfolio portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Master Portfolio may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Master Portfolio’s performance.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Master Portfolio invests.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Master Portfolio may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio II and Investors of Advantage CoreAlpha Bond Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Advantage CoreAlpha Bond Master Portfolio (constituting Master Investment Portfolio II, referred to hereafter as the “Master Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 22, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds VI and Master Investment Portfolio II (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Advantage CoreAlpha Bond Fund and Advantage CoreAlpha Bond Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 14-15, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC, the investment adviser to each Fund, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	61

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	69 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2019)

Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

			71 RICs consisting of 104 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	71 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi(d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	71 RICs consisting of 104 Portfolios	None

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	69 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	69 RICs consisting of 102 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

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Trustee and Officer Information (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	69 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation); Vestis Corporation (uniforms and facilities services)

Catherine A. Lynch(d) 1961	Trustee (Since 2019)

Chief Executive Officer, Chief Investment Officer and

various other positions, National Railroad Retirement

Investment Trust from 2003 to 2016; Associate Vice

President for Treasury Management, The George

Washington University from 1999 to 2003; Assistant

Treasurer, Episcopal Church of America from 1995 to

1999.

			71 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

Non-Management Interested Trustee(a)(f)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Arthur P. Steinmetz 1958	Trustee (Since 2023)	Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019; Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019; Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.	70 RICs consisting of 103 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	63

Trustee and Officer Information (continued)

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 268 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

(f)

Mr. Steinmetz is currently classified as a non-management interested Trustee based on his former directorship at another company that is not an affiliate of BlackRock, Inc. Mr. Steinmetz does not currently serve as an officer or employee of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. It is anticipated that Mr. Steinmetz will become an Independent Trustee effective January 19, 2024.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (continued)

Officers Who Are Not Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a) The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

(b) Officers of the Trust/MIP II serve at the pleasure of the Board.

Further information about Trust’s/MIP II’s Trustees and Officers is available in the Trust’s/MIP II’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trusts.

Effective December 31, 2023, Frank Fabozzi retired as Trustee of the Trusts.

Effective January 19, 2024, Arthur Steinmetz became an Independent Trustee of the Trusts.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	65

Additional Information

Proxy Results

At a Special Meeting of Shareholders of BlackRock Advantage CoreAlpha Bond Fund held on November 9, 2023, Fund shareholders were asked to vote on the following proposals:

Proposal 1: To elect four Board Nominees to the board of directors of the Fund.

Shareholders elected the Trustees as follows:

	Votes For	Votes Withheld

Lorenzo A. Flores	75,392,354	700,882

Stayce D. Harris	75,446,619	646,617

J. Phillip Holloman	75,501,372	591,864

Arthur P. Steinmetz	75,471,218	622,018

Proposal 2: To provide voting instructions to BlackRock Total Return Fund, a series of BlackRock Bond Fund, Inc., and BlackRock Advantage CoreAlpha Bond Fund, a series of BlackRock Funds VI, to vote for the election of four Board Nominees to the board of directors of Master Bond LLC and the board of trustees of Master Investment Portfolio II, respectively.

Shareholders elected the Trustees as follows:

	Votes For	Votes Against	Votes Abstained

Lorenzo A. Flores	75,377,590	627,876	87,770

Stayce D. Harris	75,435,934	579,178	78,124

J. Phillip Holloman	75,462,623	537,723	92,890

Arthur P. Steinmetz	75,439,370	570,530	83,336

A Special Meeting of Shareholders was held on November 9, 2023 for shareholders of record on September 11, 2023, to elect trustee nominees for the Advantage CoreAlpha Bond Master Portfolio.

Shareholders elected the Trustees as follows:

	Votes For	Votes Against	Votes Abstained

Lorenzo A. Flores	101,160,125	829,795	115,997

Stayce D. Harris	101,237,232	765,436	103,249

J. Phillip Holloman	101,272,504	710,649	122,763

Arthur P. Steinmetz	101,241,773	754,007	110,137

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund/Master Portfolio.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio make their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	67

Additional Information  (continued)

Fund and/or MIP II Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02114

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund/MIP II

100 Bellevue Parkway

Wilmington, DE 19809

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

COP	Colombian Peso

CZK	Czech Koruna

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PHP	Philippine Peso

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ARB	Airport Revenue Bonds

BAB	Build America Bond

BBR	Bank Bill Rate

BBSW	Bank Bill Swap Rate

CMT	Constant Maturity Treasury

CORRA	Overnight Bank of Canada Repo Rate

CPI	Consumer Price Index

CVR	Contingent Value Right

DAC	Designated Activity Company

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

HIBOR	Hong Kong Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

MXIBTIIE	Mexico Interbank TIIE 28-Day

NIBOR	Norwegian Interbank Offered Rate

PRIBOR	Prague Interbank Offer Rate

RB	Revenue Bond

REMIC	Real Estate Mortgage Investment Conduit

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SORA	Singapore Overnight Rate Average

SSARON	Swiss Average Overnight Rate

STACR	Structured Agency Credit Risk

STIBOR	Stockholm Interbank Offered Rate

TBA	To-Be-Announced

THOR	Thai Overnight Repurchase Rate

UK RPI	United Kingdom Retail Price Index

WIBOR	Warsaw Interbank Offered Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	69

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAB-12/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage CoreAlpha Bond Fund	$11,500	$11,000	$0	$0	$10,750	$10,750	$0	$0
Advantage CoreAlpha Bond Master Portfolio	$45,400	$43,300	$0	$0	$27,500	$27,500	$0	$0

The following table presents fees billed by PwC that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of each Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “investment adviser” or “BlackRock”)and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to each Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage CoreAlpha Bond Fund	$10,750	$10,750
Advantage CoreAlpha Bond Master Portfolio	$27,500	$27,500

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds VI and Master Investment Portfolio II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds VI and Master Investment Portfolio II

Date: February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds VI and Master Investment Portfolio II

Date: February 22, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds VI and Master Investment Portfolio II

Date: February 22, 2024